Prospectus	June 16, 2011
Japan Smaller Capitalization Fund, Inc.

7,091,723 Shares of Common Stock

Issuable Upon Exercise of Rights to Subscribe for Such Shares

Japan Smaller Capitalization Fund, Inc., a Maryland corporation (the “Fund”), is issuing transferable rights (“Rights”) to its stockholders of record as of the close of business on June 23, 2011 (the “Record Date”) entitling the holders of these Rights to subscribe (the “Offer”) for an aggregate of 7,091,723 shares of common stock, par value $0.10 per share (the “Common Stock”).  Stockholders of record will receive one Right for each outstanding Fund share owned on the Record Date.  The Rights entitle the holders to purchase one new share of Common Stock for every three Rights held, and stockholders of record who fully exercise their Rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares of Common Stock covered by any unexercised Rights.  Any record date stockholder issued fewer than three Rights is entitled to subscribe for one full share in the Offer.  The Fund’s outstanding shares of Common Stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “JOF.” The Rights are transferable and will be listed for trading on the NYSE under the symbol “JOF.RT” during the course of the Offer.  See “The Offer” for a complete discussion of the terms of the Offer.  The subscription price per share will be determined based upon a formula equal to 90% of the average of the last reported price of a share of the Fund’s Common Stock on the NYSE on the date on which the Offer expires, as such date may be extended from time to time (the “expiration date”), and each of the four preceding trading days (the “formula price”). If, however, the formula price is less than 75% of the Fund’s net asset value per share of Common Stock at the close of trading on the NYSE on the expiration date, then the subscription price will be 75% of the Fund’s net asset value per share (“NAV”) of Common Stock at the close of trading on the NYSE on that day. The subscription price per share will include a sales load.

The Offer will expire at 5:00 p.m., New York City time, on July 22, 2011, unless extended as described herein (the “Expiration Date”).

The Fund announced the terms of this Offer after the close of trading on the NYSE on June 10, 2011.

The NAV of the Fund’s Common Stock at the close of business on June 16, 2011 (the date of this prospectus) was $8.90 and the last reported sale price of a share on the NYSE on that date was $8.21.

The Fund is a non-diversified, closed-end management investment company whose primary investment objective is to provide stockholders with long-term capital appreciation primarily through investments in smaller capitalization companies in Japan.  See “Investment objective and policies” and “Investment restrictions” in this prospectus.

Investment in the Fund’s Common Stock involves certain risks that are not typically associated with investments in securities of U.S. issuers.  See “Risk factors and special considerations.”

Upon completion of the Offer, stockholders who do not fully exercise their Rights will own a smaller proportional interest in the Fund than they owned prior to the Offer. The completion of the Offer will result in immediate voting dilution for such stockholders. In addition, if the subscription price per share is less than the NAV of our Common Stock as of the expiration date, the completion of the Offer will result in an immediate dilution of NAV for all stockholders (i.e., will cause the NAV of the Fund to decrease) and may have the effect of reducing the market price of the Fund’s shares. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the NAV or market price of our Common Stock will be on the expiration date or what the subscription price per share will be. Any such dilution will disproportionately affect nonexercising stockholders. If the subscription price per share is substantially less than the current NAV, this dilution could be substantial. See “The Offer — Dilution and Effect of Non-Participation in the Offer.”  Any future rights offerings in which the subscription price per share is less than the NAV will result in an immediate dilution of NAV for all stockholders. Except as described herein, Rights holders will have no right to rescind their subscriptions after receipt of their payment for shares by the subscription agent for the Offer (the “Subscription Agent”).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total(5)
Estimated subscription price (1)	$7.45	$52,833,336
Estimated sales load (2)	$0.28	$1,981,250
Proceeds, before expenses, to the Fund (3)(4)	$7.17	$50,852,086
(footnotes continued on inside front cover)

UBS Investment Bank

(continued from previous page)

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information, dated June 16, 2011 (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus. The Table of Contents of the SAI appears on page 68 of this prospectus.

Stockholders may obtain additional information about the Fund from the Fund’s reports filed with the SEC.  You may obtain a copy of the SAI or the Fund’s annual and semi-annual reports filed with the SEC by contacting the Information Agent, Georgeson Inc., at the toll-free telephone number below.  You may also request other information about the Fund or make stockholder inquiries by calling the Fund toll-free at (800) 833-0018.  In addition, the SAI and other reports filed with the SEC, including material incorporated by reference into this prospectus, are available at the SEC’s website at www.sec.gov.  The reports are not available on the Fund’s website because the Fund believes that making the reports available on the Fund’s website will not be cost-effective.

For information regarding the Offer, please contact the Information Agent, Georgeson Inc. Banks and brokers should call (212) 440-9800, and all other stockholders should call (888) 607-6511.

(footnotes from previous page)

(1)
Estimated on the basis of 90% of the average of the last reported sales price per share at the close of trading on the NYSE on June 16, 2011 and each of the four preceding trading days.  See “The Offer — Subscription Price.”

(2)
In connection with the Offer, UBS Securities LLC, the dealer manager for the Offer (the “Dealer Manager”), will receive a fee from the Fund for its financial structuring and solicitation services equal to 3.75% of the subscription price per share for each share issued pursuant to the Offer.  The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights.  The Fund has also agreed to pay the Dealer Manager up to $100,000 as a partial reimbursement for its expenses incurred in connection with the Offer.  The Fund and Nomura Asset Management U.S.A. Inc. have also agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended (the “1933 Act”).

(3)	Before deduction of offering expenses incurred by the Fund, estimated at $650,000, including an aggregate of up to $100,000 to be paid to the Dealer Manager as partial reimbursement for its expenses.

(4)
Funds received by check or money order prior to the final due date of the Offer will be deposited into a segregated interest-bearing account (whose interest will be paid to the Fund) pending proration and distribution of shares.

(5)	Assumes all Rights are exercised at the estimated subscription price. All of the Rights offered may not be exercised.

As used in this prospectus, unless otherwise specified, “dollar,” “$,” “US$” or “U.S. Dollar” refers to the United States Dollar and “yen” or “¥” refers to the Japanese yen.  No representation is made that the yen or dollar amounts shown in this prospectus could have been or could be converted into dollars or yen, as the case may be, at any particular rate at all.

Unless otherwise indicated, U.S. Dollar equivalent information in this prospectus for the yen as of a specified date is based on the Tokyo Market Interbank Rate, as reported by The Bank of Japan.

TABLE OF CONTENTS

Page

Prospectus summary	1
Fund expenses	13
Financial highlights	14
The Offer	15
The Fund	28
Use of proceeds	28
Description of Common Stock	29
Investment objective and policies	30
Risk factors and special considerations	33
Portfolio composition	41
Management and investment advisory arrangements	49
Legal proceedings	51
Net asset value of Common Stock	51
Dividends and capital gain distributions; dividend reinvestment plan	51
Japanese Foreign Exchange and Foreign Trade Law	53
Taxation	54
Capital stock	61
Custodian, transfer agent, dividend disbursing agent and registrar	66
Experts	66
Distribution arrangements	66
Legal matters	67
Table of contents of the statement of additional information	68

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the Dealer Manager has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it.

The Fund is not, and the Dealer Manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of Common Stock. The Fund will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any subsequent material changes.

Prospectus summary

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere or incorporated by reference in this prospectus.  It may not contain all of the information that is important to each stockholder.  Accordingly, to understand the Offer fully, stockholders are encouraged to read the entire document carefully.  Unless otherwise indicated, the information in this prospectus assumes that the Rights issued are all exercised.  As used in this prospectus, the terms “the Fund,” “we,” “our,” “ours,” and “us” refer to the Japan Smaller Capitalization Fund, Inc., a non-diversified, closed-end management investment company organized as a Maryland corporation and the issuer of the Rights, unless the context suggests otherwise.

THE OFFER AT A GLANCE

Purpose of the Offer

The Board of Directors of the Fund (the “Board of Directors”) has determined that the Offer is in the best interests of the Fund and its stockholders because it represents an opportunity to increase the assets of the Fund available for investment, thereby enabling the Fund to take advantage more fully of existing and future investment opportunities that may be or may become available, consistent with the Fund’s investment objective of long-term capital appreciation, through investment primarily in Smaller Capitalization Companies (defined below) in Japan.

Nomura Asset Management U.S.A. Inc., the Fund’s manager (the “Manager”), and Nomura Asset Management Co., Ltd., the Fund’s investment adviser (the “Investment Adviser”), expect Japan’s economy to begin to recover during the second half of 2011 from the effects of an earthquake and tsunami that devastated the nation’s northeastern coastal region on March 11, 2011.  Based on projected economic trends and current valuations for Smaller Capitalization Companies in Japan, the Manager and Investment Adviser believe that now is an opportune time to raise assets for the Fund to invest in select Smaller Capitalization Companies in Japan.  This belief reflects their view that current valuations are attractive and that the levels of profit of many of these companies are expected to increase in the medium term and over the next several years.

The Manager and the Investment Adviser believe that the Fund would benefit from investing in a more concentrated investment portfolio.  In particular, they expect the performance dispersion among securities in the Japanese small capitalization market to widen in the medium to long term.  As a result, the Fund will seek to enhance its investment returns by concentrating its investments in a significantly reduced number of issuers than those currently held, and intends to use the proceeds of the Offer to increase its holdings in securities of those issuers.  Over a limited period of time, the Fund intends to significantly reduce its investments in securities of other issuers.  However, if the Fund immediately sells such securities in order to concentrate its investments in fewer issuers, the Fund might not realize the current value of the investments sold due to the likely short-term market impact of the sales transactions.   Using the proceeds of the Offer to increase investments in the selected issuers will provide the Fund with the opportunity to make such sales at an appropriate time when it can realize the then current value of the investments.  Investing in a more concentrated portfolio of investments may result in greater performance volatility.

The Offer seeks to provide an exclusive opportunity to existing stockholders to purchase shares at a discount to market price (subject to the sales load described in this prospectus). The distribution to stockholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating stockholders of record on the Record Date the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer. The Board of Directors and the Manager believe that a well-subscribed rights offering may marginally reduce the Fund’s expense ratio (since the Fund’s fixed costs could be spread over a larger asset base), which would be of long-term benefit to us, and could increase the trading volume of our shares on the NYSE. The Manager and the Investment Adviser have an inherent conflict of interest in recommending the Offer because their fees are based on a percentage of the Fund’s net assets (the greater the net assets of the Fund, the greater the compensation paid to the Manager and its affiliates).

There can be no assurance that the Offer will be successful, that the concentration of the Fund’s investments in fewer issuers can be achieved, that by increasing the size of the Fund, the Fund’s expense ratio will be lowered, or that the trading volume of the Fund’s shares on the NYSE will increase.  See “The Offer — Purpose of the Offer.”

Important terms of the Offer

The Fund is issuing to stockholders of record at the close of business on June 23, 2011 (the “Record Date”) one transferable Right for each whole share of Common Stock held.  Each stockholder on the Record Date that continues to hold Rights and each other holder of the Rights is entitled to subscribe for one Share for every three Rights held (1 for 3).  The Fund will not issue fractional shares of its Common Stock upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of three, except that any Record Date Stockholder who is issued fewer than three Rights will be able to subscribe for one Share. Record Date Stockholders who hold two or more accounts may not combine their fractional interests across accounts. Rights are evidenced by subscription certificates that will be mailed to Record Date Stockholders, except as described under “The Offer — Foreign Stockholders.”  We refer to a Rights holder’s right to acquire during the subscription period at the subscription price per share one additional Share for every three Rights held (or in the case of any Record Date Stockholder who is issued fewer than three Rights, the right to acquire one Share), as the “primary subscription.”

Rights holders may exercise Rights at any time during the subscription period, which commences on June 23, 2011 and expires at 5:00 p.m., New York City time, on July 22, 2011, unless otherwise extended by the Fund (the “Expiration Date”). See “The Offer — Expiration of the Offer.” The Rights are transferable and application will be made to list them for trading on the NYSE under the symbol “JOF.RT.” See “The Offer—Transferability and Sale of Rights.”

Record Date Stockholders who fully exercise the Rights they obtained in the primary subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one share) will be entitled to an over-subscription privilege under which they may subscribe for additional shares at the subscription price per share. Any shares made available pursuant to the over-subscription privilege are subject to allotment. See “The Offer — Over-Subscription Privilege.”

In this prospectus, we use the terms “Shares” to refer to any outstanding shares of Common Stock and shares of Common Stock to be issued pursuant to the exercise of the Rights, “Stockholders” to refer to any person that holds Shares, “Record Date Stockholders” to refer to those stockholders that held their Shares on the Record Date and “Existing Rights Holders” to refer to those persons (i) that are Record Date Stockholders to whom the Rights were issued initially to the extent that a Record Date Stockholder continues to hold Rights and (ii) any subsequent transferees of the Rights that continue to hold the Rights.

Subscription price

The subscription price per share (the “Subscription Price”) will be determined based upon a formula equal to 90% of the average of the last reported price of a share of the Fund’s Common Stock on the NYSE on the Expiration Date and each of the four preceding trading days (the “formula price”). If, however, the formula price is less than 75% of the Fund’s NAV of Common Stock at the close of trading on the NYSE on the expiration date, then the Subscription Price will be 75% of the Fund’s NAV of Common Stock at the close of trading on the NYSE on that day. Since the Subscription Price will be determined on the Expiration Date, Rights holders who decide to acquire Shares in the primary subscription or pursuant to the over-subscription privilege will not know when they make such decisions the purchase price of those Shares. See “The Offer — Subscription Price.” The Subscription Price will include a sales load.

Over-subscription privilege

Record Date Stockholders who fully exercise all Rights issued to them (other than those Rights to acquire less than one Share, which cannot be exercised) are entitled to subscribe for additional Shares which were not subscribed for by other Record Date Stockholders, subject to certain limitations and subject to allotment. This is known as the “over-subscription privilege” (the “Over-Subscription Privilege”).  Investors who are not Record Date Stockholders, but who otherwise acquire Rights to purchase Shares of our Common Stock pursuant to the Offer, are not entitled to subscribe for any Shares of our Common Stock pursuant to the Over-Subscription Privilege.  If sufficient Shares are available, all Record Date Stockholders’ over-subscription requests will be honored in full.  If these requests for Shares exceed the Shares available, the available Shares will be allocated pro rata among Record Date Stockholders who over-subscribe based on the number of Rights originally issued to them by the Fund.  See “The Offer — Over-Subscription Privilege.”

Transferability and sale of Rights

The Rights are transferable until the close of business on the last business day prior to the Expiration Date of the Offer.  The Fund will apply to list the Rights for trading on the NYSE under the symbol “JOF.RT” during the course of the Offer.  Trading in the Rights on the NYSE is expected to be conducted on a when-issued basis beginning on June 20, 2011, until June 28, 2011; thereafter, the Rights will trade the regular way through July 21, 2011 (one business day prior to the Expiration Date (including any extensions)). We will use our best efforts to ensure that an adequate trading market for the Rights will exist, by requesting that the Rights trade on the NYSE and by retaining the Dealer Manager, the Subscription Agent and the information agent, but we cannot assure you that a market for the Rights will develop. Assuming a market does exist for the Rights, you may purchase and sell the Rights through the usual brokerage channels or sell the Rights through the Subscription Agent.

Record Date Stockholders who do not wish to exercise any of the Rights issued to them pursuant to the Offer may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription certificates representing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent on or before 5:00 p.m., New York City time, on July 20, 2011 (or, if the subscription period is extended, on or before 5:00 p.m., New York City time, two business days prior to the extended expiration date). The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred Rights. See “The Offer — Transferability and Sale of Rights.”

Use of Proceeds

The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $50,202,086, after deducting offering expenses, including the sales load. The Manager and the Investment Adviser anticipate that investment of the net proceeds of the Offer in accordance with the Fund’s investment objective and policies will take approximately thirty days after completion of the Offer.  The Fund intends to concentrate its investments in a reduced number of issuers, and the Fund intends to use the proceeds of the Offer to increase its holdings in securities of those issuers.  However, the investment of the net proceeds may take up to three months from completion of the Offer, depending on market conditions and the availability of appropriate securities.  Pending such investment, it is anticipated that the net proceeds will be invested in yen-denominated or U.S. dollar-denominated fixed-income securities and other permitted investments.  See “Use of proceeds.”

How to obtain subscription information

•	Contact your broker-dealer, trust company, bank or other nominee, or

•	Contact the Information Agent toll-free at (888) 607-6511.

How to subscribe

Rights may be exercised by either:

•
sending a completed subscription certificate together with payment of the estimated Subscription Price of $7.45 per share (90% of the average of the last reported market price per share on June 16, 2011 and each of the four preceding trading days) for the Shares subscribed for in the primary subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or

•
having a bank, trust company or NYSE member deliver a notice of guaranteed delivery to the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date guaranteeing delivery of (i) payment of the estimated Subscription Price of $7.45 per share for the Shares subscribed for in the primary subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege and (ii) a completed subscription certificate.

For additional information on exercising your Rights, see “The Offer — Methods for Exercising Rights” and “The Offer — Payment for Shares.”

Subscription agent

The Subscription Agent for the Offer is:

Computershare Trust Company, N.A.
250 Royall Street, Suite V
Canton, MA 02021

Restrictions on foreign Stockholders

The Fund will not mail subscription certificates to Record Date Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia).  The Subscription Agent will hold the Rights to which those subscription certificates relate for such Stockholders’ accounts until instructions are received to exercise the Rights, subject to applicable law.  If no instructions have been received by 5:00 p.m., New York City time, on July 19, 2011, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Subscription Agent will transfer the Rights of these Stockholders to the Dealer Manager, which will either purchase the Rights or use its best efforts to sell the Rights.  The net proceeds, if any, from the sale of those Rights by or to the Dealer Manager will be remitted to these Stockholders.  See “The Offer — Foreign Stockholders.”

Distribution arrangements

UBS Securities LLC will act as Dealer Manager for the Offer.  Under the terms and subject to the conditions contained in a Dealer Manager Agreement among the Fund, the Manager and the Dealer Manager, the Dealer Manager will provide financial structuring and solicitation services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege by Record Date Stockholders.  The Offer is not contingent upon any number of Rights being exercised.  The Fund has agreed to pay the Dealer Manager a fee for financial structuring and solicitation services equal to 3.75% of the Subscription Price for Shares issued pursuant to the exercise of Rights and the over-subscription privilege.  The Dealer Manager will reallow a part of its fees to other broker-dealers that have assisted in soliciting the exercise of Rights.  The Fund has also agreed to pay the Dealer Manager up to $100,000 as a partial reimbursement for its reasonable out-of-pocket expenses incurred in connection with the Offer.  The Fund and the Manager have also agreed to indemnify the Dealer Manager against certain liabilities under the 1933 Act.  The fees paid to the Dealer Manager will be borne by the Fund and indirectly by all of its Stockholders, including those who do not exercise the Rights.  See “The Offer — Distribution Arrangements.”

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares of the Fund, including Shares acquired through purchasing and exercising the Rights, at prices it sets. See “The Offer — Distribution Arrangements.”

Subscription agent

The Subscription Agent is Computershare Trust Company, N.A. See “The Offer — Subscription Agent.”

Information agent

The information agent is Georgeson Inc. See “The Offer — Information Agent.”

How to obtain information

You may obtain information with respect to the Offer by contacting your bank, broker or nominee or the information agent, Georgeson Inc., toll-free at (888) 607-6511.

Important dates to remember

Record Date	June 23, 2011
Subscription Period	June 23, 2011 - July 22, 2011*
Expiration Date	July 22, 2011*

Deadline for Subscription Certificates and Payment for Shares†	July 22, 2011*
Deadline for Notice of Guaranteed Delivery†	July 22, 2011*
Deadline for Payment Pursuant to Notice of Guaranteed Delivery	July 27, 2011*
Confirmation Mailed to Exercising Rights Holders	August 10, 2011*
Final Payment for Shares**	August 24, 2011*

*	Unless the Offer is extended.
†	A person exercising Rights must deliver either (i) a Subscription Certificate and payment for Shares, or (ii) a Notice of Guaranteed Delivery by the Expiration Date, unless the Offer is extended.
**	Additional amount due (in the event the Subscription Price exceeds the estimated Subscription Price).

THE FUND AT A GLANCE

The Fund

The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation.  As of June 16, 2011, the Fund’s NAV was $8.90.  See “The Fund.”

NYSE listed

As of June 16, 2011, the Fund had 21,242,170 Shares of Common Stock outstanding.  The Fund’s Common Stock is traded on the NYSE under the symbol “JOF.” As of June 16, 2011, the last reported sales price of a Share of the Fund was $8.21.  The Rights are transferable and the Fund will apply to list the Rights for trading on the NYSE under the symbol “JOF.RT” during the course of the Offer.  See “The Fund — Description of Common Stock.”

Investment objective

The Fund’s investment objective is to provide Stockholders with long-term capital appreciation primarily through investments in smaller capitalization companies in Japan (as determined in accordance with the Fund’s investment policies).  No assurance can be given that the Fund’s investment objective will be achieved.  See “Investment objective and policies.”

Investment policies

The Fund will, under normal market conditions, invest at least 80% of its total assets in smaller capitalization Japanese equity securities traded on the Tokyo, Osaka, Nagoya and JASDAQ Stock Exchanges and the Mothers, Hercules and Centrex markets, and included or traded on other indices or markets, as applicable, determined by the Manager to be appropriate indices or markets for smaller capitalization companies in Japan (“Smaller Capitalization Companies”).  This investment policy is a fundamental policy which may only be changed by a Stockholder vote.

Currently, the Manager considers Smaller Capitalization Companies to be those companies whose equity securities are included, at the time of purchase, in the RUSSELL/NOMURA Small Cap™ Index (the “RN Small Cap Index”) and certain other companies (described below) that are not represented in the RN Small Cap Index.  The RN Small Cap Index measures the performance of small companies in Japan and currently consists of approximately 1,100 of the equity securities of the smallest companies included in the RUSSELL/NOMURA Total Market™ Index (the “RN Total Index”), representing the bottom 15% of the total market capitalization of the RN Total Index.  As of May 31, 2011, the highest market capitalization in this RN Small Cap Index was $5.1 billion and the lowest was $73 million. The market capitalizations of companies in the RN Small Cap Index change with market conditions and the composition of the RN Small Cap Index.  The RN Total Index is currently comprised of approximately 1,400 of the largest Japanese equity securities as determined by total market capitalization (in terms of adjusted market capitalization) and measures the performance of the broad Japanese equity market.  Companies representing the bottom 2% of the total Japanese equity market (in terms of adjusted market capitalization) are not included in the RN Total Index and therefore are not included in the RN Small Cap Index.  However, because the companies that belong to this bottom 2% have small market capitalizations, the Manager considers these companies to be Smaller Capitalization Companies.  The Fund does not have a minimum capitalization requirement for a company to be considered a Smaller Capitalization Company.  See “Investment objective and policies” and “Risk factors and special considerations — Risks Relating to the Fund’s Operations.”

The Fund is a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

Manager and Investment Adviser

Nomura Asset Management U.S.A. Inc. acts as the Fund’s Manager and its parent, Nomura Asset Management Co., Ltd., acts as the Fund’s Investment Adviser pursuant to a contract with the Manager.  The Manager and the Investment Adviser (including their predecessors) have served in these capacities since the Fund commenced operations in 1990.  The Manager and the Investment Adviser are affiliated with Nomura Securities Co., Ltd., the largest securities company in Japan.  The Manager and the Investment Adviser, together with the Investment Adviser’s other advisory subsidiaries, had approximately $324.9 billion in assets under management as of March 31, 2011.

The Investment Adviser currently manages approximately $1.6 billion of client assets that are invested in Smaller Capitalization Companies in Japan as of March 31, 2011.  The Investment Adviser has six smaller capitalization company portfolio managers and 24 investment analysts, including three analysts who focus exclusively on these companies.  In evaluating potential investments, the Investment Adviser follows a bottom-up approach looking at fundamental factors impacting individual companies.  See “Management and investment advisory arrangements.”

Compensation of the Manager and the Investment Adviser

As compensation for its services to the Fund pursuant to the Fund’s management agreement, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund) not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not in excess of $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not in excess of $175 million and 0.80% of the Fund’s average weekly net assets in excess of $175 million but not in excess of $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not in excess of $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million but not in excess of $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million.

For services performed pursuant to an investment advisory agreement with the Manager, the Investment Adviser receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund’s average weekly net assets not in excess of $50 million, and at reduced levels for assets in excess of $50 million.

The Manager and the Investment Adviser will benefit from the Offer because their fees are based on the net assets of the Fund.  See “Management and investment advisory arrangements — Compensation and Expenses.”

Custodian

Brown Brothers Harriman & Co. acts as the Fund’s custodian.

Transfer agent, dividend-paying agent and registrar

Computershare Trust Company, N.A. acts as the Fund’s dividend-paying agent and as transfer agent and registrar for the Fund’s Common Stock and dividend reinvestment plan.

RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING FACTORS, AS WELL AS THE OTHER INFORMATION IN THIS PROSPECTUS, BEFORE MAKING AN INVESTMENT IN THE FUND UNDER THIS OFFER.

As a result of this Offer, you may incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution.

Upon the completion of the Offer, Record Date Stockholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more shares issued and outstanding if Rights are exercised. The completion of the Offer will result in immediate voting dilution for such Stockholders. In addition, if the Subscription Price is less than the NAV of our Common Stock as of the Expiration Date, the Offer will result in an immediate dilution of NAV for all Stockholders. Such dilution is not currently determinable because it is not known how many Shares will be subscribed for, what the NAV or market price of Shares of our Common Stock will be on the Expiration Date or what the Subscription Price will be. Any such NAV dilution will disproportionately affect nonexercising Stockholders. If the Subscription Price per share is substantially less than the current NAV, this dilution could be substantial. For example, assuming all of the Shares are sold at the estimated Subscription Price (which includes a sales load) and after deducting all expenses related to the issuance of the Shares, our current NAV would be reduced by approximately $0.46 or 5.16%. Record Date Stockholders will experience a decrease in the NAV of Common Stock held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which may themselves have value, will afford non-participating Stockholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the Rights will develop.

See “Risk factors and special considerations — Risks Relating to the Offer — As a result of this Offer you may incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution.”

You may lose money by investing in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets in Japan fluctuate.

As an investment company that primarily holds common stocks, the Fund’s portfolio is subject to the possibility that common stock prices will decline over short or even extended periods.  The Fund may remain substantially invested during periods when stock prices generally rise and also during periods when they generally decline.  Risks are inherent in investments in equities, and Fund Stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

See “Risk factors and special considerations — Risks Relating to the Offer — You may lose money by investing in the Fund.”

Investing in Japan involves certain risks and special considerations not typically associated with investing in U.S. companies.

Investing in Japanese securities involves certain risks and special considerations not typically associated with, or different from considerations associated with, investing in the securities of established U.S. companies, including:

•	abrupt or unexpected changes to the government;

•	different corporate disclosure, regulatory and governance standards;

•	potential difficulty in enforcing judgments;

•	currency exchange rate fluctuations, which may increase the cost associated with conversion of investment principal and income from Japanese Yen to U.S. Dollars (and vice versa); and

•	different laws regarding the custody of foreign securities.

In addition, on March 11, 2011, a powerful earthquake and resulting tsunami struck northeastern Japan causing major damage along the coast, including damage to nuclear power plants in the region.  The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing and resulted in significant declines in stock market prices.  This disaster, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.

These risks are described in more detail under “Risk factors and special considerations — Risks Relating to the Fund’s Operations — Political factors in Japan may adversely affect the Fund’s performance;” “ —Japan was adversely impacted by the March 2011 earthquake and tsunami, and the timing for an economic recovery is uncertain;” “ — The Japanese economy is affected by different factors than the U.S. economy;” “— Japan has different corporate disclosure, governance and regulatory requirements than you may be familiar with in the United States;” “ — The Fund may have difficulty enforcing foreign judgments against Japanese companies or their management;” "You may be unable to enforce civil liabilities against the Investment Adviser;" “ — Foreign currency fluctuations could adversely affect the Fund’s performance;” “ — If the Fund repatriates investments during exchange rate fluctuations, it may have an adverse impact on the Fund’s performance;” “ — Investments in small capitalization Japanese companies may expose the Fund to greater investment risk;” “ — The Fund’s ability to hedge against foreign currency risks may adversely affect the Fund’s net asset value;” and “ — Japan has different laws regarding the custody of foreign securities than you may be familiar with in the United States.”

The focus of the Fund’s investments in specific economic sectors and related industries may expose it to greater risk of loss with respect to its portfolio securities.

From time to time, the Fund may invest a significant proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Japanese economy.  For example, at February 28, 2011, the Fund maintained 34% of its total assets in the securities of Japanese companies in the services, miscellaneous manufacturing and information and software sectors.  The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its focus on such sectors and related industries.  See “Risk factors and special considerations — Risks Relating to the Fund’s Operations — The focus of the Fund’s investments in specific economic sectors and related industries may expose it to greater risk of loss with respect to its portfolio securities.”

Investing in fewer issuers may lead to greater performance volatility.

Over a limited period of time, the Fund intends to concentrate its portfolio by significantly reducing the number of issuers than those currently held.  Investing in a significantly reduced number of issuers may result in greater performance volatility, as the Fund will be more exposed to the risks associated with and developments affecting an individual issuer than if the Fund’s investments were less concentrated. See “Risk factors and special considerations — Risks Relating to the Fund’s Operations — Investing in fewer issuers may lead to greater performance volatility.”

Investments in small capitalization Japanese companies may expose the Fund to greater investment risk.

The Fund invests a substantial portion of its assets in the securities of Smaller Capitalization Companies in Japan.  Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies.  The securities of Smaller Capitalization Companies have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund’s investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Japanese companies.  It is more difficult to obtain information about smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts.  See “Risk factors and special considerations — Risks relating to the Fund's Operations — Investments in small capitalization Japanese companies may expose the Fund to greater investment risk.”

There are no fixed limitations regarding portfolio turnover.

Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities.  For the fiscal year ended February 28, 2011, the Fund’s portfolio turnover rate was 57%.  Due to the portfolio transactions resulting from the transition to a more concentrated portfolio, a higher rate of portfolio turnover is expected in the fiscal year ending February 28, 2012.  A high rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions, which expenses must be borne by the Fund and its Stockholders.  In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.  See “Risk factors and special considerations — Risks Relating to the Fund’s Operations — There are no fixed limitations regarding portfolio turnover.”

The Fund’s ability to hedge against foreign currency risks may adversely affect the Fund’s net asset value.

The Fund may engage in a variety of foreign currency exchange transactions.  Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Manager’s and the Investment Adviser’s view as to certain market movements is incorrect, the risks that the use of hedging could result in losses greater than if they had not been used.  The Fund has not previously entered into transactions to hedge against foreign currency risks.  However, if the Fund does enter into any such transactions, the Fund will deposit, in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the SEC in an amount consistent with applicable SEC guidelines.  There can be no assurance that the Fund will employ a foreign currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully.  See “Investment objective and policies — Other Investment Policies — Hedging Foreign Currency Risks;” and “Risk factors and special considerations — Risks Relating to the Fund’s Operations — The Fund’s ability to hedge against financial risks may adversely affect the Fund’s net asset value.”

If the Fund fails to qualify as a regulated investment company, the Fund will be taxed as a corporation.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its Stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.  See “Taxation — U.S. Tax Considerations;” and “Risk factors and special considerations — Risks Relating to the Fund’s Operations — If the Fund fails to qualify as a regulated investment company the Fund will be taxed as a corporation.”

The Fund’s shares currently trade and may in the future trade at a discount from net asset value.

Since the Fund’s commencement of operations in 1990, the Fund’s shares of Common Stock have traded on the NYSE at both a premium and a discount from NAV, although the Shares have generally traded at a discount from NAV. The Fund’s officers have not determined the reasons why the Common Stock has generally traded at a discount from NAV, nor can they predict whether the Common Stock will continue to trade at a discount from NAV, and, if so, the level of such discount. The Fund’s Shares have traded at discounts of as much as 21.37% in the past five years. See “Risk factors and special considerations — Risks Relating to the Fund's Operations — The Fund’s Shares currently trade and may continue to trade at a discount from net asset value.”

The Fund’s status as a “non-diversified” investment company may expose it to greater risk of loss with respect to its portfolio securities.

The Fund is classified as a “non-diversified” management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities.  As a result, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a “diversified” management investment company.  See “Risk factors and special considerations — Risks Relating to the Fund’s Operations — The Fund’s status as a “non-diversified” investment company may expose it to greater risk of loss with respect to its portfolio securities.”

Certain Anti-Takeover Provisions:  Certain provisions of the Maryland General Corporation Law and provisions in the Fund’s Charter and Bylaws may have the effect of depriving you of an opportunity to sell your shares at a premium.

The Fund’s Charter and Bylaws and the Maryland General Corporation Law (the “MGCL”) include provisions that could limit the ability of other persons to acquire control of the Fund, to convert the Fund to an open-end investment company or to change the composition of the Board of Directors.  The Fund has adopted measures that may make it difficult for another person or entity to obtain control of the Fund.

Additionally, Charter provisions include various supermajority vote requirements (which require the affirmative vote of the holders of 75 percent of outstanding shares in certain circumstances) to approve extraordinary corporate actions such as a merger or consolidation or statutory share exchange, the sale of all or substantially all of the Fund’s assets, the liquidation or dissolution of the Fund and certain Charter amendments.

The foregoing provisions may be regarded as “anti-takeover” provisions and may have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices.  See “Capital stock — Certain Provisions of Maryland General Corporation Law and the Charter and Bylaws;” and “Risk factors and special considerations — Risks Relating to the Fund’s Operations — Certain provisions of the Maryland General Corporation Law and provisions in the Fund’s Charter and Bylaws may have the effect of depriving you of an opportunity to sell your Shares at a premium.”

The operating expenses of the Fund may be higher than investment companies that invest primarily in the securities of U.S. companies.

The Fund’s estimated annual operating expenses may be higher than those of most other investment companies that invest predominately in the securities of U.S. companies.  In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets.  As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.  See “Fund expenses” and “Risk factors and special considerations — Risks Relating to the Fund’s Operations — The operating expenses of the Fund may be higher than investment companies that invest primarily in the securities of U.S. companies.”

You may be unable to enforce civil liabilities against the Investment Adviser.

The Investment Adviser is a Japanese corporation with its principal place of business in Tokyo, Japan.  Therefore, it may not be possible for Stockholders to effect service of process within the United States upon the Investment Adviser or to enforce against the Investment Adviser, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against the Investment Adviser predicated solely upon the securities laws of the United States. See “Risk factors and special considerations — Risks Relating to the Fund’s Operations — You may be unable to enforce civil liabilities against the Investment Adviser.”

Fund expenses

Stockholder transaction expenses
Sales load (as a percentage of the Subscription Price)(1)	3.75%
Dividend reinvestment plan fees	None

(as a percentage of net assets attributable to the Common Stock)(2)
Annual expenses
Management fee	0.94%
Other expenses	0.38%
Total annual expenses(3)	1.32%

(1)
The Fund has agreed to pay the Dealer Manager for its financial structuring and solicitation services a fee equal to 3.75% of the aggregate Subscription Price for the Shares issued pursuant to the Offer and to reimburse the Dealer Manager in part for its out-of-pocket expenses up to $100,000.  In addition, the Fund has agreed to pay a fee to each of the Subscription Agent and the Information Agent estimated to be $25,000 and $7,500, respectively, plus reimbursement for their out-of-pocket expenses related to the Offer.  Total offering expenses are estimated to be $650,000, which assumes that the Offer is fully subscribed.  These fees will be borne by the Fund and indirectly by all of the Fund’s Stockholders, including those who do not exercise their Rights.  See “Distribution arrangements.”

(2)
Fees payable under the Management Agreement are calculated on the basis of the Fund’s average weekly net assets.  See “Management and investment advisory arrangements.” “Other expenses” have been estimated by based on actual expenses for the year ending February 28, 2011.

(3)
The indicated 1.32% expense ratio assumes that the Offer is fully subscribed, yielding estimated net proceeds of approximately $50,202,086 (assuming a Subscription Price of $7.45 as of June 16, 2011), and that, as a result, based on the Fund’s net assets of $188,967,387 on June 16, 2011, the net assets attributable to Stockholders would be $239,169,473 upon completion of the Offer.  It also assumes that net assets attributable to Stockholders will not increase or decrease due to currency fluctuations.

The above table is intended to assist the Fund’s investors in understanding the various costs and expenses associated with investing in the Fund through the exercise of Rights.

Hypothetical example

An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$50	$78	$107	$191

This hypothetical example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under “Annual expenses” above remain the same in the years shown.  The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares.  This hypothetical example reflects all recurring and non-recurring fees, including payment of the 3.75% sales load and other expenses incurred in connection with the Offer.  Each year’s figure includes all expenses of the Offer.  For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund” and “Management and investment advisory arrangements.”

The hypothetical example should not be considered a representation of future expenses or rate of return and actual Fund expenses may be greater or less than those shown.

Financial highlights

The following selected financial data per share of our Common Stock for the years ended February 28, 2011, 2010 and 2009, February 29, 2008, and February 28, 2007, 2006 and 2005 which have been audited by Ernst & Young LLP, registered public accounting firm for the Fund, whose report thereon was unqualified.  The audited selected financial data below for the years ended February 28, 2002 to February 2004 was audited by a different independent registered public accounting firm for the Fund, whose reports thereon were unqualified.  This information should be read in conjunction with the audited financial statements and accompanying notes thereto for the year ended February 28, 2011 and the accompanying notes thereto, which are incorporated by reference in this prospectus.  See “Financial statements” in the SAI.

	For the Year ended
	February 28,			February 29,	February 28,			February 29,	February 28,
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Per share operating performance†
Net asset value, beginning of period	$8.44	$6.49	$9.46	$11.80	$15.24	$11.59	$9.40	$5.74	$5.86	$7.59
Net investment loss†††	0.03	0.02	0.04	(0.01)	(0.03)	(0.05)	(0.06)	(0.03)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	1.41	1.99	(2.90)	(2.33)	(1.75)	4.14	2.25	3.69	(0.07)	(1.59)
Total from investment operations	1.44	2.01	(2.86)	(2.34)	(1.78)	4.09	2.19	3.66	(0.12)	(1.65)
Distributions to stockholders from:
Net capital gains	—	—	—	—	(1.66)	—	—	—	—	(0.08)
Net investment income	(0.08)	(0.06)	(0.11)	—	—	—	—	—	—	—
Total distributions	(0.08)	(0.06)	(0.11)	—	(1.66)	—	—	—	—	(0.08)
Dilutive effect of rights offering††	—	—	—	—	—	(0.22)	—	—	—	—`
Offering costs charged to paid-in capital excess of par††	—	—	—	—	—	(0.22)	—	—	—	—`
Net asset value, end of period.	$9.80	$8.44	$6.49	$9.46	$11.80	$15.24	$11.59	$9.40	$5.74	$5.86
Per share market value, end of period	$9.58	$8.13	$5.79	$8.97	$12.98	$15.75	$12.20	$10.79	$6.38	$5.53
Total investment return†	18.9%	41.5%	(34.4%)	(30.9%)	(6.4%)	29.1%	13.1%	69.1%	15.4%	(18.6%)
Ratio to average net assets/
supplemental data:
Net assets, end of period (in 000s)	$208,211	$179,381	$137,860	$200,924	$250,604	$322,025	$183,717	$149,012	$90,930	$92,815
Operating expenses ratios	1.44%	1.46%	1.42%	1.31%	1.32%	1.32%	1.54%	1.47%	1.63%	1.58%
Net investment loss ratios	0.38%	0.23%	0.52%	(0.08%)	(0.19)%	(0.37%)	(0.57)	(0.41%)	(0.75%)	(0.84%)
Portfolio turnover rate	57%	66%	76%	51%	86%	81%	86%	28%	28%	38%

†
Based on market value per share, adjusted for reinvestment of income dividends and long-term capital gain distributions, and capital share transactions.  Total return does not reflect sales commissions.

††	Decrease is due to rights offering.

†††	Based on average shares outstanding.

Note:  Contained above is operating performance for a Share of Common Stock outstanding, total investment return, ratios to average net assets of Stockholders and other supplemental data for each of the periods indicated.  This information has been determined based upon financial information provided in the financial statements and market value data for the Fund’s Shares.

The Offer

PURPOSE OF THE OFFER

The Board of Directors has determined that the Offer is in the best interests of the Fund and its existing Stockholders because it represents an opportunity to increase the assets of the Fund available for investment, thereby enabling the Fund to take advantage more fully of existing and future investment opportunities that may be, or may become, available consistent with the Fund’s investment objective of long-term capital appreciation, through investment primarily in Smaller Capitalization Companies in Japan.

The Manager and the Investment Adviser expect Japan’s economy to begin to recover during the second half of 2011 from the effects of an earthquake and tsunami that devastated the nation’s northeastern coastal region on March 11, 2011.  The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing and resulted in significant declines in stock market prices.

Based on projected economic trends and current valuations for Smaller Capitalization Companies in Japan, the Manager and the Investment Adviser believe that now is an opportune time to raise assets for the Fund to invest in select Smaller Capitalization Companies in Japan.  This belief reflects their views that current valuations are attractive and that the levels of profits of many of the companies are expected to increase in the medium term and over the next several years.  The Manager and Investment Adviser expect economic growth in Japan to accelerate during the second half of 2011, particularly the fourth quarter, as supply constraints ease and construction demand increases.

The Manager and the Investment Adviser believe that the Fund would benefit from investing in a more concentrated investment portfolio.  In particular, they expect the performance dispersion among securities in the Japanese small capitalization market to widen in the medium to long term.  As a result, the Fund will seek to enhance its investment returns by concentrating its investments in a significantly reduced number of issuers than those currently held, and intends to use the proceeds of the Offer to increase its holdings in securities of those issuers.  Over a limited period of time, the Fund intends to significantly reduce its investments in securities of other issuers.  However, if the Fund immediately sells such securities in order to concentrate its investments in fewer issuers, the Fund might not realize the current value of the investments due to the likely short-term market impact of the sales transactions.   Using the proceeds of the Offer to increase investments in the selected issuers will provide the Fund with the opportunity to make such sales at an appropriate time when it can realize the then current value of the investments.  Investing in a more concentrated portfolio of investments may result in greater performance volatility.

In reaching its decision, the Board of Directors considered, among other matters, (i) the proposal by the Manager and the Investment Adviser to increase the concentration of the Fund’s investments in a limited number of issues in a manner that is intended to allow the Fund to realize material value on investments that are sold, (ii) advice by the Manager and Investment Adviser that current market opportunities are attractive in Smaller Capitalization Companies, and (iii) increasing the size of the Fund through the Offer may result in certain economies of scale which could in turn marginally lower the Fund’s expenses as a percentage of net assets.  The Board of Directors and the Manager believe that any resulting reduced expense ratio would be of long-term benefit to the Fund and its Stockholders, and that a well-subscribed rights offering could increase liquidity on the NYSE, where shares of the Fund’s Common Stock are traded.  There can be no assurance that the Offer will be successful or that by increasing the size of the Fund, its expense ratio will be lowered or that the level of trading of our shares on the NYSE will increase.

The Offer seeks to provide an exclusive opportunity to existing Stockholders to purchase shares at a discount to market price (subject to the sales load described in this prospectus). The distribution to Stockholders of transferable Rights, which may themselves have intrinsic value, also will afford non-participating Stockholders of record on the Record Date, the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for any dilution of their interests that may occur as a result of the Offer.  The Board of Directors also considered the impact of the Offer on the Fund’s NAV.  For a discussion of the potential impact of the Offer on current Stockholders, such as dilution, see “Risk factors and special considerations.” The Manager and its affiliates have an inherent conflict of interest in recommending the Offer because the Fund pays fees to the Manager based on a percentage of the Fund’s net assets (the greater the net assets of the Fund, the greater the compensation paid to the Manager and its affiliates).

STRUCTURE OF THE OFFER

The Board of Directors retained UBS Securities LLC, the Dealer Manager for the Offer, to provide the Fund with financial structuring and solicitation services relating to the Offer, including advice with respect to the structure, timing and terms of the Offer.  In determining the structure of the Offer, the Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund and its existing Stockholders if the Offer is not fully subscribed and the experience of the Dealer Manager in conducting rights offerings.

ALTHOUGH THE FUND HAS NO PRESENT INTENTION TO DO SO, THE FUND MAY, IN THE FUTURE AND IN ITS DISCRETION, CHOOSE TO MAKE ADDITIONAL RIGHTS OFFERINGS FROM TIME TO TIME FOR A NUMBER OF SHARES AND ON TERMS WHICH MAY OR MAY NOT BE SIMILAR TO THE OFFER.  ANY SUCH FUTURE RIGHTS OFFERING WILL BE MADE IN ACCORDANCE WITH THE 1940 ACT.

IMPORTANT TERMS OF THE OFFER

The Fund is issuing to Record Date Stockholders transferable Rights to subscribe for an aggregate of 7,091,723 Shares.  Each Record Date Stockholder is being issued one transferable Right for each whole Share owned on the Record Date.  The Rights entitle each Record Date Stockholder to acquire shares at the Subscription Price one Share for every three Rights held (1-for-3).  Rights may be exercised at any time during the subscription period, which commences on June 23, 2011, the Record Date, and ends at 5:00 p.m., New York City time, on July 22, 2011, the Expiration Date, unless extended by the Fund.

The Rights will be listed for trading on the NYSE under the symbol “JOF.RT” during the course of the Offer.  Trading in the Rights on the NYSE is expected to be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date.  See “ — Transferability and Sale of Rights” below. The Shares, once issued, will be listed on the NYSE under the symbol “JOF.” The Rights will be evidenced by subscription certificates which will be mailed to Record Date Stockholders, except as discussed below under “— Foreign Stockholders.”

The Fund will not issue fractional Shares upon the exercise of Rights; accordingly, Rights may be exercised only in multiples of three, except that any Record Date Stockholder who is issued fewer than three Rights will be able to subscribe for one Share. Record Date Stockholders who hold two or more accounts may not combine their fractional interests across accounts.

The Rights are transferable.  Rights Holders who are not Record Date Stockholders may purchase Shares as described above (the “Primary Subscription”), but are not entitled to subscribe for Shares pursuant to the Over-Subscription Privilege.  Record Date Stockholders and Rights Holders who purchase Shares in the Primary Subscription and Record Date Stockholders who purchase Shares pursuant to the Over-Subscription Privilege are hereinafter referred to as “Exercising Rights Holders.”

Shares not subscribed for during the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to Record Date Stockholders who fully exercise the Rights issued to them pursuant to the Offer (other than those Rights to acquire less than one Share, which cannot be exercised) and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights, subject to certain limitations and subject to allotment.  Investors who are not Record Date Stockholders are not entitled to subscribe for any Shares pursuant to the Over-Subscription Privilege.  See “ — Over-Subscription Privilege” below.

For purposes of determining the number of Shares a Record Date Stockholder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose Shares are held of record by Cede & Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or the other depository or nominee on their behalf.

Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated Subscription Price, to the Subscription Agent. A Rights holder will have no right to rescind a purchase after the Subscription Agent has received a completed subscription certificate together with payment for the Shares offered pursuant to the offer, except as provided under “ — Notice of NAV Decline.” Rights holders who exercise their Rights will not know at the time of exercise the Subscription Price of the Shares being acquired and will be required initially to pay for both the Shares subscribed for during the subscription period and, if eligible, any additional Shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $7.45 per share. The Subscription Price includes a sales load. For a discussion of the method by which Rights may be exercised and Shares paid for, see “ — Methods for Exercising Rights” and “ — Payment for Shares.”

There is no minimum number of Rights which must be exercised in order for the Offer to close. The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the Offer, the Dealer Manager fee, and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the Offer.

SUBSCRIPTION PRICE

The Subscription Price for the Shares to be issued pursuant to the Offer will be determined based upon a formula equal to 90% of the average of the last reported price of a share of our Common Stock on the NYSE on the Expiration Date and each of the four preceding trading days (the “formula price”). If, however, the formula price is less than 75% of the Fund’s NAV of Common Stock at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 75% of the Fund’s NAV of Common Stock at the close of trading on the NYSE on that day. The Subscription Price will include a sales load.  For example, if the average of the last reported sale prices of a Share on the NYSE on the Expiration Date and the preceding four trading days is $8.28, the Subscription Price would be $7.45 per Share (90% of $8.28).  Since the Expiration Date will be July 22, 2011 (unless the Fund extends the subscription period), Rights Holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for pursuant to the Primary Subscription and, if eligible, any additional Shares subscribed for pursuant to the Over-Subscription Privilege at the estimated Subscription Price of $7.45 per Share.  See “— Payment for Shares” below.  Rights Holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for Shares by the Subscription Agent (as defined below).  The Fund does not have the right to withdraw the Rights or cancel the Offer after the Rights have been distributed.

The Fund announced the terms of the Offer after the close of trading on the NYSE on June 10, 2011.  The NAV of the Fund’s Common Stock at the close of business on June 10, 2011 (the last trading date on which the Fund publicly reported its NAV prior to the announcement) and on June 16, 2011 (the date of this prospectus) was $ 9.01 and $8.90, respectively, and the last reported sale price of a Share on the NYSE on those dates was $ 8.32 and $8.21, respectively.

OVER-SUBSCRIPTION PRIVILEGE

Shares not subscribed for by Rights Holders (“Excess Shares”) will be offered, by means of the Over-Subscription Privilege, to the Record Date Stockholders who have fully exercised the Rights issued to them and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the Primary Subscription.  Record Date Stockholders should indicate on the subscription certificate, which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege.  If sufficient Excess Shares remain, all Record Date Stockholders’ over-subscription requests will be honored in full.  If requests from Record Date Stockholders for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro rata among Record Date Stockholders who oversubscribe based on the number of Rights originally issued to such Record Date Stockholders.  The percentage of remaining Shares each over-subscribing Record Date Stockholder may acquire will be rounded down to result in delivery of whole Shares.  The allocation process may involve a series of allocations to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner’s Primary Subscription was exercised in full.  Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the subscription certificates.

The Fund will not offer or sell any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., New York City time, on July 22, 2011, the Expiration Date, unless extended by the Fund to a date no later than August 5, 2011.

Rights will expire on the Expiration Date (including any extension); they may not be exercised thereafter. Any extension of the Offer will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date.  Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.  The Fund may extend the Offer in its sole discretion for any reason, including as a result of a decline in the Fund’s net asset value as described below in “ — Notice of NAV Decline.”

TRANSFERABILITY AND SALE OF RIGHTS

The Rights are transferable until the last business day prior to the Expiration Date, which is July 21, 2011, unless extended. We may, however, extend the expiration of the Offer until 5:00 p.m., New York City time, on a date no later than August 5, 2011.

The Fund will apply to list the Rights for trading on the NYSE under the symbol “JOF.RT” during the course of the Offer, subject to notice of issuance.  The Rights will be admitted for trading on the NYSE on a when-issued basis from June 20, 2011, until June 28, 2011; thereafter, they will trade the regular way through July 21, 2011 (one business day prior to the Expiration Date (including extensions)). You are encouraged to contact your broker, bank or financial adviser for more information about trading the Rights. We will use our commercially reasonable efforts to ensure that an adequate trading market for the Rights will exist by requesting that the Rights be traded on the NYSE and by retaining the Dealer Manager, the Subscription Agent and the Information Agent (as defined below), but we cannot assure you that a market for the Rights will develop. Assuming a market exists for the Rights, you may purchase and sell the Rights through the usual brokerage channels or sell the Rights through the Subscription Agent.

Sales through the Subscription Agent and Dealer Manager

Record Date Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any Rights they do not intend to exercise themselves through or to the Dealer Manager.  Subscription certificates evidencing the Rights to be sold through or to the Dealer Manager must be received by the Subscription Agent on or before July 20, 2011 (or if the Offer is extended, until two business days prior to the Expiration Date).  Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the Dealer Manager either to purchase or to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of the sale to the selling Record Date Stockholders.  If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Manager on the day such Rights are sold.  The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights.  The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of subscription certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date.  The Subscription Agent will hold the proceeds from those sales for the benefit of such non-claiming Record Date Stockholders until such proceeds are either claimed or revert to the state.  There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any such Rights, and neither the Fund nor the Dealer Manager has guaranteed any minimum sales price for the Rights.  If a Record Date Stockholder does not utilize the services of the Subscription Agent and chooses to use another broker-dealer or other financial institution to sell Rights, then the other broker-dealer or financial institution may charge a fee to sell the Rights.

Other transfers

The Rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions.  A portion of the Rights evidenced by a single subscription certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a subscription certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing such transferred Rights.  In such event, a new subscription certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Stockholder or, if the Record Date Stockholder so instructs, to an additional transferee.  The signature on the subscription certificate must correspond to the name as set forth upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change.  A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (“1934 Act”), subject to the standards and procedures adopted by the Fund.

Record Date Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new subscription certificate to be exercised or sold by the recipients thereof.  Neither the Fund, the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if subscription certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), the transferor of the Rights shall be responsible for all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights.  Neither we nor the subscription agent nor the dealer manager will pay such commissions, fees or expenses. Investors who wish to purchase, sell, exercise or transfer Rights through a broker, bank or other party should first inquire about any fees and expenses that the investor will incur in connection with the transaction.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of the Depository Trust Company (“DTC”) or through the Subscription Agent.  Existing Rights Holders may exercise the Over-Subscription Privilege in respect of exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder over-subscription certificate or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.

METHODS FOR EXERCISING RIGHTS

Rights are evidenced by subscription certificates that, except as described below under “— Foreign Stockholders,” will be mailed to Record Date Stockholders or, if a Record Date Stockholder’s Shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee.  Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full for the Shares at the Subscription Price by the Expiration Date.

Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, (1) to deliver a Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date and (2) to guarantee delivery of payment and delivery of a properly completed and executed subscription certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third Business day after the Expiration Date.  A fee may be charged for this service.  Completed subscription certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on or before the Expiration Date (unless payment is effected by means of a

Notice of Guaranteed Delivery as described below under “ — Payment for Shares”) at the offices of the Subscription Agent at the address set forth above.  Fractional Shares will not be issued upon the exercise of Rights.

Stockholders who are record owners

Exercising Rights Holders who are holders of record may choose either option set forth under “— Payment for Shares” below.  If time is of the essence, the Manager, in its sole discretion, may permit delivery of the subscription certificate and payment after the Expiration Date.

Record Date Stockholders whose shares are held by a nominee

Record Date Stockholders whose Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights.  In that case, the nominee will complete the subscription certificate on behalf of the Record Date Stockholder and arrange for proper payment by one of the methods set forth under “ — Payment for Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold Shares for the account of others should notify the respective beneficial owners of the Shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the Rights.  If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment as described under “ — Payment for Shares” below.

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the subscription agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner who is a Record Date Stockholder, as to the aggregate number of Rights exercised during the subscription period and the number of shares subscribed for pursuant to the Over-Subscription Privilege by the beneficial owner, and that the beneficial owner exercised all Rights issued to it pursuant to the Offer.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the Subscription Price will be determined by the Fund, which determinations will be final and binding.  No alternative, conditional or contingent subscriptions will be accepted.  The Fund reserves the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of the Fund’s counsel, be unlawful.

FOREIGN STOCKHOLDERS

Subscription certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) (the “Foreign Stockholders”).  Foreign Stockholders will receive written notice of the Offer.  The Subscription Agent will hold the Rights to which those subscription certificates relate for these Stockholders’ accounts until instructions are received to exercise the Rights, subject to applicable law.  If no instructions have been received by 5:00 p.m., New York City time, on July 19, 2011, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Subscription Agent will transfer the Rights of these Stockholders to the Dealer Manager, which will either purchase the

Rights or use its best efforts to sell them.  The net proceeds, if any, from sale of those Rights will be remitted to these Stockholders.

NOTICE OF NAV DECLINE

The Fund, as required by the SEC’s registration form, will suspend the Offer until it amends this prospectus if, subsequent to the effective date of this prospectus, the Fund’s NAV declines more than 10% from its NAV as of that date.  Accordingly, the Expiration Date would be extended and the Fund would notify Record Date Stockholders of the decline and permit Exercising Rights Holders to cancel their exercise of Rights.

DISTRIBUTION ARRANGEMENTS

UBS Securities LLC will act as Dealer Manager for the Offer.  Under the terms and subject to the conditions contained in the Dealer Manager Agreement, the Dealer Manager will provide financial structuring and solicitation services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege.  The Offer is not contingent upon any number of Rights being exercised.  The Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offer.

The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price for each Share issued pursuant to the Offer as a result of their selling efforts.  In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based on the number of Shares held by each broker-dealer through DTC on the Record Date.  Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund has agreed to pay the Dealer Manager an amount up to $100,000 as a partial reimbursement of its expenses incurred in connection with the Offer.  The Fund and the Manager have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the 1933 Act.  The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets which may be different from the market price for such Shares or from the price to be received upon the exercise of Rights.  The Dealer Manager may realize profits or losses in addition to and independent of any fees described in this prospectus.

SUBSCRIPTION AGENT

Computershare Trust Company, N.A. is the subscription agent (the “Subscription Agent”).  The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $25,000, plus reimbursement for all out-of-pocket expenses related to the Offer.

Completed subscription certificates must be sent together with proper payment of the Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date Stockholders) to the Subscription Agent by one of the methods described below.  Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to (617) 360-6810 to be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date.  Facsimiles should be confirmed by telephone at (781) 575-2332.  The Fund will accept only properly completed and executed subscription certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery.  See “ — Payment for Shares” below.

Subscription Certificate Delivery Method	Address/Number

By Notice of Guaranteed Delivery	Contact your broker-dealer, trust company, bank, or other nominee to notify the Fund of your intent to exercise the Rights.

By First Class Mail Only (No Overnight /Express Mail)	Japan Smaller Capitalization Fund, Inc. c/o Computershare Trust Company, N.A. Attention: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011

By Express Mail or Overnight Courier	Japan Smaller Capitalization Fund, Inc. c/o Computershare Trust Company, N.A. Attention: Corporate Actions Voluntary Offer 250 Royall Street, Suite V Canton, MA 02021

Delivery to an address other than one of the addresses listed above , or transmission via a facsimile number other than as listed above, will not constitute valid delivery.

INFORMATION AGENT

Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this prospectus or subscription certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

Georgeson Inc.
199 Water Street – 26th Floor
New York, NY 10038
Banks and Brokers call:  (212) 440-9800
Call toll free:  (888) 607-6511

Stockholders may also contact their brokers or nominees for information with respect to the Offer.  The Information Agent will receive a fee estimated to be $7,500, plus reimbursement for its out-of-pocket expenses related to the Offer.

PAYMENT FOR SHARES

Exercising Rights Holders may choose between the following methods of payment:

(1)           An Exercising Rights Holder may send the subscription certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders) to the Subscription Agent based on the estimated Subscription Price of $7.45 per Share (90% of $8.28, the average of the last reported sale price of a Share on the NYSE on June 16, 2011 and each of the four preceding trading days).  To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the Subscription Agent at one of the Subscription Agent’s offices set forth above, prior to 5:00 p.m., New York City time, on the Expiration Date.

(2)           An Exercising Rights Holder may have a bank, trust company or NYSE member send a Notice of Guaranteed Delivery by facsimile or otherwise guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Stockholders) and (ii) a properly completed and executed subscription certificate.  The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed subscription certificate and full payment for the Shares is received by the Subscription Agent by the close of business on July 27, 2011 (or, if the Offer is extended, on the third business day after the Expiration Date).

All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to Computershare Shareholder Services, Inc. or to the Fund.  The Subscription Agent will deposit all funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the Shares.

The method of delivery of subscription certificates and payment of the Subscription Price to the Fund will be at the election and risk of the Exercising Rights Holders, but if sent by mail, it is recommended that such Certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 p.m., New York City time, on the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery (as applicable).  Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

Within ten business days following the Expiration Date (the “Confirmation Date”), the Subscription Agent will send to each Exercising Rights Holder (or, if Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date Stockholders); (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable to the Fund by the Exercising Rights Holder or any excess to be refunded by the Fund to the Exercising Rights Holder, in each case based on the Subscription Price as determined on the Expiration Date.  If any Exercising Rights Holder, if eligible, exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to the exercise of the Over-Subscription Privilege.  Any additional payment required from an Exercising Rights Holder must be received by the Subscription Agent within 10 business days after the Confirmation Date.  All payments by Rights Holders must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to Japan Smaller Capitalization Fund, Inc.  Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent to the Rights Holder as promptly as practicable.

Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual receipt of payment.  The Subscription Agent will deposit all checks it receives prior to the final due date of this Offer into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of the Shares.  If an Exercising Rights Holder who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege (for Record Date Stockholders) does not make payment of any amounts due by the Expiration Date or the date guaranteed payments are due under a Notice of Guaranteed Delivery, the Subscription Agent reserves the right to take any or all of the following actions:  (i) sell subscribed and unpaid-for Shares to other Record Date Stockholders; (ii) apply any payment actually received by it from the Exercising Rights Holder toward the purchase of the greatest whole number of Shares which could be acquired by such Exercising Rights Holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege; and/or (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed for Shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding.  The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right.  Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion.  The Subscription Agent and the Fund will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Exercising Rights Holders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent, except as provided above under “ — Notice of NAV Decline.”

DELIVERY OF STOCK CERTIFICATES

Certificates (or other evidence) representing Shares acquired in the Primary Subscription will be mailed promptly after the expiration of the Offer once full payment for such shares has been received and cleared.  Certificates (or other evidence) representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed as soon as practicable after full payment for such Shares has been received and cleared and all allocations have been completed.  Participants in the Fund’s Dividend Reinvestment Plan will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their accounts under the Dividend Reinvestment Plan.  Participants in the Fund’s Dividend Reinvestment Plan wishing to exercise Rights issued with respect to the Shares held in their accounts under the Dividend Reinvestment Plan must exercise such Rights in accordance with the procedures set forth above.  Record Date Stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer’s behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee.  Shares acquired pursuant to the Over-Subscription Privilege will be certificated (or otherwise evidenced), and certificates (or other evidence) representing such Shares will be sent directly to Cede or such other depository or nominee.  Share Certificates will not be issued for Shares credited to Dividend Reinvestment Plan accounts.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

For U.S. Federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Stockholders will result in taxable income to such Record Date Stockholders.  If the Rights expire without exercise, no basis will be allocated to such Rights, and the Stockholder will not recognize any gain or loss for U.S. Federal income tax purposes on such expiration.

A Record Date Stockholder’s basis in a Right will be zero (and the Record Date Stockholder’s basis in its Shares will remain unchanged) unless either (i) the fair market value of the Right on the date of distribution is 15% or more of the fair market value of the Shares with respect to which the Right was distributed (which the Fund does not expect to be the case) or (ii) the Record Date Stockholder elects, in the Record Date Stockholder’s Federal income tax return for the taxable year in which the Right is received, to allocate part of the basis of the Shares to the Right.  If either of clauses (i) and (ii) is applicable, then if the Right is exercised, the Record Date Stockholder will allocate his or her basis in the Shares with respect to which the Right was distributed between the Shares and the Right in proportion to the fair market values of each on the date of distribution.

The holding period of a Right received by a Record Date Stockholder includes the holding period of the Shares with regard to which the Right is issued.  A Record Date Stockholder’s tax basis in the Shares acquired through the exercise of Rights should equal the sum of the Subscription Price paid for the Shares and the Record Date Stockholder’s tax basis, if any, in the Rights.  If the Right is exercised, the holding period of the Shares acquired begins on the date the Right is exercised.

If a Right is sold, a gain or loss will be realized by the Rights Holder in an amount equal to the difference between the basis of the Right sold and the amount realized on its disposition.

A Record Date Stockholder’s gain or loss recognized upon a sale of a Share acquired upon the exercise of a Right will depend on his basis in the Share and the proceeds of the sale, will be capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the Share is held for more than one year.  However, any loss recognized upon a sale of Shares held for six (6) months or less will be treated as a long-term capital loss to the extent of any capital gain distributions previously received by the Stockholder with respect to such shares.  Additionally, tax rules may disallow a loss to the extent that the Stockholder purchases additional Stock (including by reinvestment of distributions) within 30 days before or after the sale date.

The foregoing is a general summary of the material U.S. Federal income tax consequences of the Offer under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to Record Date Stockholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences.  The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive.  Exercising Rights Holders should consult their tax advisers regarding specific questions as to foreign, Federal, state or local taxes.  For a summary of certain tax consequences that may result to the Fund and its Stockholders, see “Taxation.”

ERISA CONSIDERATIONS

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (collectively, “Retirement Plans”), should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions.  In the case of Retirement Plans qualified under Section 401(a) of the Code and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated.  It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Retirement Plan.

Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code.  If any portion of an Individual Retirement Account (“IRA”) is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights.  A Retirement Plan that exercises Rights will be deemed to represent and warrant that such exercise will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.  Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA and the Code.

DILUTION AND EFFECT OF NON-PARTICIPATION IN THE OFFER

Upon the completion of the Offer, Record Date Stockholders who do not exercise their Rights fully will own a smaller proportional interest in the Fund than they owned prior to the Offer because there will be more shares issued and outstanding if Rights are exercised. The completion of the Offer will result in immediate voting dilution for such Stockholders. In addition, if the Subscription Price is less than the NAV of our Common Stock as of the Expiration Date, the Offer will result in an immediate dilution of NAV for all Stockholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of shares of our Common Stock will be on the Expiration Date or what the Subscription Price per share will be. Any such NAV dilution will disproportionately affect nonexercising Stockholders. If the Subscription Price is substantially less than the current NAV, this dilution could be substantial. For example, assuming all of the Shares are sold at the estimated Subscription Price (which includes a sales load) and after deducting all expenses related to the issuance of the shares, our current NAV would be reduced by approximately $0.46 or 5.16%. Record Date Stockholders will experience a decrease in the NAV of Common Stock held by them, irrespective of whether they exercise all or any portion of their Rights. The distribution of transferable Rights, which may themselves have value, will afford non-participating Stockholders the potential of receiving a cash payment upon the sale of Rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the Rights will develop.

CERTAIN EFFECTS OF THIS OFFER

The Fund’s Manager and Investment Adviser will benefit from the Offer because the management and investment advisory fees are based on the Fund’s net assets.  For a description of these fees, see “Management and investment advisory arrangements.” It is not possible to state precisely the amount of additional compensation the Manager will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities, which will fluctuate in value.  However, assuming (i) all Rights are exercised, (ii) the Fund’s average monthly total net assets, after giving effect to the Offer, remain between $200 million and $300 million and (iii) the Subscription Price is $7.45 per share, and after giving effect to the Dealer Manager fee and other expenses related to the Offer, the Manager would receive additional annualized management fees of $399,133.  One of the Fund’s Directors who voted to authorize the Offer is an interested person of the Manager and the Investment Adviser.  The other Directors who approved the Offer are not affiliated with the Manager or the Investment Adviser.

The Fund

The Fund was incorporated under the laws of the State of Maryland on January 25, 1990 and is registered with the SEC under the 1940 Act as an investment company.  The Fund commenced operations on March 21, 1990.  The Fund’s principal office is located at Two World Financial Center, Building B, New York, New York 10281.  As of June 16, 2011, the Fund had net assets of approximately $189.0 million.  The Manager and Investment Adviser are registered with the SEC under the Investment Advisers Act of 1940, as amended.

The Fund is a non-diversified, closed-end management investment company.  Closed-end investment companies differ from open-end management investment companies (commonly referred to as “mutual funds”) because closed-end investment companies have a fixed capital base and do not redeem shares at NAV.  Many closed-end funds trade on the NYSE.  Mutual funds issue securities redeemable at NAV at any time at the option of the stockholder and typically engage in a continuous offering of their shares.  For these reasons, mutual funds are subject to periodic asset in-flows and out-flows that can complicate portfolio management.  Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of stockholders or to maintain cash positions to meet the possibility of redemptions and can therefore remain fully invested.

The Fund’s investment objective is to provide stockholders with long-term capital appreciation primarily through investments in Smaller Capitalization Companies.  No assurance can be given that the Fund’s investment objective will be achieved.

Use of proceeds

The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $50,202,086, after deducting offering expenses, including the sales load.

The Manager and the Investment Adviser anticipate that investment of the net proceeds of the Offer in accordance with the Fund’s investment objective and policies will take approximately thirty (30) days after completion of the Offer.  The Fund intends to concentrate its investments in a reduced number of issuers, and the Fund intends to use the proceeds of the Offer to increase its holdings in securities of those issuers.  However, the investment of the net proceeds may take up to three months from completion of the Offer, depending on market conditions and the availability of appropriate securities.  See “The Offer — Purpose of the Offer,” “Investment objective and policies” and, in the SAI, “Investment restrictions.” Pending such investment, it is anticipated that the proceeds will be invested in yen-denominated or U.S. Dollar-denominated fixed-income securities and other permitted investments.  See “Investment objective and policies.”

Description of Common Stock

The Fund is authorized to issue 100,000,000 shares of Common Stock.  All shares of Common Stock have equal voting, dividend, distribution and liquidation rights.  The Shares outstanding are, and the Shares issuable upon the exercise of the Rights, when issued and paid for pursuant to the terms of the Offer, will be, fully paid and non-assessable.  Shares are not redeemable and have no preemptive rights, conversion rights, cumulative voting rights or appraisal rights.

The number of Shares outstanding as of June 16, 2011 was 21,242,170.  The number of Shares adjusted to give effect to the Offer, assuming that all Rights are exercised and the applicable Shares issued, would be 28,333,893.

The Fund’s Shares are publicly held and are listed and traded on the NYSE.  The following table sets forth for the quarters indicated the highest and lowest daily intraday prices on the NYSE per Share, the highest and lowest closing NAV and the highest and lowest registered premium or discount from NAV.  The table also sets forth the number of Shares traded on the NYSE during the respective quarter.  The closing price for the shares on the NYSE on March 10, 2011, the day prior to the major earthquake in Japan, was $9.21.

	NAV per Share(1)		NYSE Market Price(2)		Premium/ (Discount)(3)		NYSE
During Quarter Ended	High	Low	High	Low	High	Low	Volume(2)
May 31, 2009	$7.77	$6.17	$6.98	$5.46	(1.74)%	(13.53)%	7,666,639
August 31, 2009	$8.96	$7.80	$8.00	$6.95	(7.02)%	(14.27)%	6,673,925
November 30, 2009	$9.09	$7.97	$8.22	$6.82	(7.26)%	(16.15)%	7,595,274
February 28, 2010	$8.65	$8.03	$8.13	$7.21	(3.79)%	(14.76)%	9,743,865
May 31, 2010	$9.27	$8.30	$9.85	$7.91	9.08%	(7.35)%	11,895,111
August 31, 2010	$8.84	$8.19	$8.70	$7.61	1.68%	(8.64)%	5,079,059
November 30, 2010	$8.84	$8.24	$8.50	$7.81	(1.73)%	(8.10)%	5,450,439
February 28, 2011	$9.86	$8.69	$9.73	$8.44	1.80%	(7.03)%	7,161,763
May 31, 2011	$9.92	$8.48	$9.65	$8.19	9.41%	(8.52)%	9,657,448

(1)	Source: Bloomberg L.P. Represents the highest and lowest NAV for the respective quarter based on the NAV calculated at the end of the business day.

(2)	Source: NYSE

(3)	Source: Bloomberg L.P. Represents the high/low premium or discount from NAV of the Shares for the respective quarter based on the Share price at the end of the business day.

At the close of business on June 16, 2011, the NAV was $8.90 and the last reported sale price of a Share on the NYSE was $8.21, representing a 7.75% discount to such NAV.

Investment objective and policies

The investment objective of the Fund is long-term capital appreciation through investments in Japanese smaller capitalization companies.

The Fund’s investment policy is to invest, under normal market conditions, at least 80% of its total assets in smaller capitalization Japanese equity securities traded on the Tokyo, Osaka, Nagoya and JASDAQ Stock Exchanges and the Mothers, Hercules and Centrex markets and included or traded on other indices or markets, as applicable, determined by the Manager to be appropriate indices or markets, for smaller capitalization companies in Japan (“Smaller Capitalization Companies”).  Neither the Fund’s investment objective nor its investment policy may be changed without the approval of the holders of a majority of the outstanding Shares.  A majority vote, as defined by the 1940 Act, means the affirmative vote of the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented, or (ii) more than 50% of the outstanding Shares.

PORTFOLIO STRUCTURE

Under normal market conditions, at least 80% of the Fund’s total assets are invested in equity securities of Smaller Capitalization Companies.  Currently, the Manager considers Smaller Capitalization Companies to be those companies whose equity securities are included, at the time of purchase, in the RN Small Cap Index and certain other companies described below that are not represented in the RN Small Cap Index.  The RN Small Cap Index measures the performance of small companies (in terms of adjusted market capitalization) and currently consists of approximately 1,100 of the equity securities of the smallest companies included in the RN Total Index, representing the bottom 15% of the total market capitalization of the RN Total Index.  The RN Total Index is currently comprised of approximately 1,400 of the largest Japanese equity securities as determined by total market capitalization (in terms of adjusted market capitalization) and measures the performance of the broad Japanese equity market.  Companies representing the bottom 2% of the total Japanese equity market (in terms of adjusted market capitalization) are not included in the RN Total Index and therefore are not included in the RN Small Cap Index.  However, because the companies that belong to this bottom 2% have small market capitalizations, the Manager considers these companies to be Smaller Capitalization Companies.  As of May 31, 2011, the largest of the Smaller Capitalization Companies in the RN Total Index has an approximate market capitalization of 411 billion yen (approximately $5.1 billion).  The market capitalizations of companies in the RN Small Cap Index change with market conditions and the composition of the RN Small Cap Index.

The Fund may invest its assets in a broad spectrum of industries.  The Fund seeks to identify and invest in companies it believes offer potential for long-term capital appreciation.  In evaluating prospective investments, the Investment Adviser utilizes internal financial, economic and credit analysis resources as well as information obtained from other sources.  In selecting industries and companies for investment, the Investment Adviser considers overall growth prospects, financial conditions, competitive position, technology, research and development, productivity, labor costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of government regulation or deregulation, management and other factors.  There can be no assurance that the Fund will realize its investment objective.

There are risks associated with investments in securities of Smaller Capitalization Companies that are not customarily associated with investments in securities of more established and larger capitalized companies.  Although the opportunities for growth may be greater with these companies, they also involve greater risks.  For example, they are more susceptible to abrupt and erratic price movements and adverse general market and economic developments, and it may be more difficult to obtain information about these companies because they tend to be less well known and followed by fewer securities analysts.  See “Risk factors and special considerations — Risks Relating to the Fund’s Operations — Investments in small capitalization Japanese companies may expose the Fund to greater investment risk.”

Securities of Smaller Capitalization Companies are traded in a number of separate markets in Japan that have been developed in response to increased attention to this section of the securities market.  At the time the Fund commenced operations in 1990, securities of emerging Japanese companies were traded primarily on the Japanese over-the-counter market and securities of these companies were not generally eligible for listing on major securities exchanges.  See “Portfolio transactions and brokerage” in the SAI for information concerning the primary markets where equity securities of Smaller Capitalization Companies are currently traded.

The Fund invests the balance of its assets not invested in Smaller Capitalization Companies in yen-denominated or U.S. dollar-denominated fixed-income securities.  These fixed-income securities include non-convertible preferred stock, debt securities, obligations issued or guaranteed by the U.S. or Japanese government or their agencies or instrumentalities and money market instruments (such as short term obligations issued or guaranteed by the U.S. or Japanese government, commercial paper and time deposits, certificates of deposit and bankers’ acceptances of U.S. or Japanese banks).

OTHER INVESTMENT POLICIES

The Fund has adopted certain other policies as set forth below:

•
Repurchase Agreements.  Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon date and price in a specified currency, thereby determining the yield during the term of the agreement.  When the Fund enters into a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price.  This results in a fixed rate of return for the Fund that is insulated from market fluctuation during such period although the rate of return may be affected by currency fluctuations.  Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  In the event of a default under a repurchase agreement, the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of such security and the accrued interest in the security.  In such an event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

•
Lending Portfolio Securities.  In order to increase income, the Fund is authorized to lend portfolio securities from time to time to brokers, dealers and financial institutions and receive collateral in the form of cash or U.S. government securities.  The Fund currently has suspended its securities lending program but may resume participation in the future.  Under the Fund’s procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities).  The interest accruing on the loaned securities will be paid to the Fund, and the Fund will have the right, on demand, to call back the loaned securities.  The Fund may pay fees to arrange the loans.  The Fund will neither lend portfolio securities in excess of 30% of the values of its assets nor lend its portfolio securities to any officer, director, employee or affiliate of the Fund, the Manager or the Investment Adviser. Although the Fund is authorized to lend portfolio securities, it does not currently do so.  However, it may resume the practice at any time.  Lending portfolio securities involves the risk that the borrower may fail to return the securities in a timely manner or at all, which may result in the Fund losing money. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

•
Borrowings.  The Fund is authorized to borrow money in amounts of up to 10% of the value of its total assets at the time of such borrowings.  Borrowings by the Fund create an opportunity for greater return, however, at the same time, increase exposure to capital risk.  In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

•
Hedging Foreign Currency Risks.  The Fund is authorized to deal in forward foreign exchange between the U.S. dollar and the yen as a hedge against possible variations in the foreign exchange rate between these currencies.  This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract.  The Fund’s dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions.  The Fund does not intend to utilize hedging techniques to a significant extent.

The Fund is also authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates.  Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline, and it precludes the opportunity for gain if the value of the hedged currency should rise.  Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation it anticipates.  The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing.  Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

Although certain risks are involved in options and futures transactions, the Fund believes that, because it is authorized to engage in options and futures transactions only for currency hedging purposes, the options and futures portfolio strategies of the Fund do not subject the Fund to certain risks frequently associated with speculation in options and futures transactions.  As of the date of this Prospectus, the Fund has not engaged in any options or futures transactions.  However, if the Fund does enter into such transaction, the Fund, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the SEC in an amount consistent with applicable SEC guidelines.

Risk factors and special considerations

YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISKS AND THE OTHER INFORMATION IN THIS PROSPECTUS BEFORE YOU DECIDE TO PARTICIPATE IN THIS OFFER.  THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES FACING THE FUND.

ADDITIONAL RISKS AND UNCERTAINTIES MAY ALSO ADVERSELY AFFECT AND IMPAIR THE FUND.  IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, THE FUND’S OPERATIONS, RESULTS OF OPERATIONS AND FINANCIAL CONDITION WOULD LIKELY SUFFER, WHICH IN TURN COULD MATERIALLY ADVERSELY AFFECT YOUR INVESTMENT IN THE FUND.

RISKS RELATING TO THE OFFER

As  a result of this Offer, you may incur immediate economic dilution and, if you do not exercise all of your Rights, you will incur voting dilution.

To the extent that the number of shares outstanding after the Offer will have increased proportionately more than the increase in the size of the Fund’s net assets, you will, at the completion of the Offer, experience immediate dilution of NAV.  In addition, if the Subscription Price for the Offer is less than the Fund’s NAV, you would experience additional immediate dilution of NAV as a result of the Offer.  If the Subscription Price is substantially less than the current NAV at the expiration of the Offer, such dilution could be substantial.  In addition, whether or not you exercise your Rights, you will experience a dilution of NAV because you will indirectly bear the expenses of this Offer, which include, among other items, SEC registration fees, printing expenses and the fees assessed by service providers (including the cost of the Fund’s counsel and independent registered public accounting firm).  This dilution of NAV will disproportionately affect Stockholders who do not exercise their Rights.  We cannot state precisely the amount of any decrease because we do not know at this time how many shares will be subscribed for or what the NAV and Subscription Price will be at the pricing date.  For example, based on the Fund’s NAV and market price on June 16, 2011, the Subscription Price would be less than NAV and there would be dilution.

In addition to the economic dilution described above, if you do not exercise all of your Rights, you will incur voting dilution as a result of this Offer.  This voting dilution will occur because you will own a smaller proportionate interest in the Fund after the Offer than you owned prior to the Offer.

The fact that the Rights are transferable may reduce the effects of dilution as a result of the Offer.  Rights Holders can transfer or sell their Rights.  The cash received from the sale of Rights is partial compensation for any possible dilution.  There can be no assurances, however, that a market for the Rights will develop or that the Rights will have any value in that market.

You may lose money by investing in the Fund.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

Among the principal risks of investing in the Fund is market risk, which is the risk that the value of your investment may fluctuate as stock markets in Japan fluctuate.

As an investment company that primarily holds common stock, the Fund’s portfolio is subject to the possibility that common stock prices will decline over short or even extended periods.  The Fund may remain substantially invested during periods when stock prices generally rise and also during periods when they generally decline.  Moreover, as a holder of common stock, the Fund’s rights to the assets of the companies in which it invests will be subordinated to such companies’ holders of preferred stock and debt in the event of a bankruptcy, liquidation or similar proceeding.  Accordingly, if such an event were to occur to a company in which the Fund invests, the Fund would be entitled to such a company’s assets only after such company’s debt holders and preferred stockholders have been paid.  Risks are inherent in investments in equities, and Fund stockholders should be able to tolerate significant fluctuations in the value of their investment in the Fund.

RISKS RELATING TO THE FUND’S OPERATIONS

Political factors in Japan may adversely affect the Fund’s performance.

Japan is a constitutional monarchy, with legislative power vested in the Japanese Diet,  a parliamentary body consisting of a House of Representatives and a House of Councillors.  The major political parties represented in the Diet are the Democratic Party of Japan (DPJ), the Liberal Democratic Party (LDP), the Clean Government Party (Komeito), the Japan Communist Party (JCP), the Social Democratic Party (SDP), and Your Party (YP).

Japan was governed nationally by the conservative LDP for more than 50 years.  On August 30, 2009, the DPJ won the majority of Diet seats in the general election, and Yukio Hatoyama, President of the DPJ, was elected as Japan’s 93rd Prime Minister on September 16, 2009.

Hatoyama entered office with high approval ratings but struggled to meet expectations, falling short on promised fiscal reforms as the Japanese economy faltered.  On June 2, 2010 Hatoyama resigned, and Naoto Kan ascended as the new Prime Minister on June 4, 2010.  Kan’s approval ratings fell immediately and the DPJ faired poorly in the July 2010 House of Councillors election, forcing the DPJ from its majority position.

The current government has faced political deadlock regarding the proposed fiscal year 2011 budget, and the DPJ itself has not recovered from the scandals surrounding its previous administration.  Approval ratings of Kan and the DPJ have continued to fall. Recently, during the no-confidence motion in parliament, Prime Minister Kan stated that he plans to step down after compiling and submitting to the Diet the second extra budget, which is expected to occur in July or August.

With Kan likely to step down this summer, the DPJ, the LDP and the New Komeito party may negotiate regarding the possibility of forming a grand coalition, as the two opposition parties have indicated that cooperation between the ruling and opposition parties would be possible once Kan resigns. Nevertheless, the future political situation in Japan remains uncertain, which may adversely affect the Fund.

Japan was adversely impacted by the March 2011 earthquake and tsunami, and the timing for an economic recovery is uncertain.

Japan suffered significant loss and damage from the earthquake and tsunami that devastated its northeastern coastal region on March 11, 2011.  The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing and resulted in significant declines in stock market prices.

The Investment Adviser estimates that the capital stock losses resulting from the earthquake in the most affected area will reduce Japan’s gross domestic product by 0.5% in fiscal year 2011 (the year ending March 31, 2012).  Current economic activity in Japan is hampered by supply constraints, and automobile and other manufacturers are facing disruptions in parts procurement that are halting the entire production process.  On the demand front, personal consumption is expected to reflect a material decline for the first half of 2011.

As a result of the earthquake, the Fukushima Daiichi nuclear power plant in northern Japan experienced substantial damage, causing the ongoing release of radioactive materials.  Due to safety concerns, eleven of Japan’s 54 nuclear reactors have been taken out of operation as of June 1, 2011.  Efforts are being undertaken to mitigate the effects of the release of radioactive materials but the extent of the ultimate damage is unclear, and critical areas of the Fukushima-Daiichi complex remain exposed.  The Japanese government is taking proactive steps to coordinate with the International Atomic Energy Agency (the “IAEA”) to manage the crisis and establish protocols to enhance the safety of Japan’s nuclear infrastructure.

Although utility companies are undertaking projects to increase energy supplies, there can be no assurance that such projects will be successful.  In addition, reductions in power usage will be required in Tokyo and other metropolitan areas as a result of the loss of power sources.

Estimates of the economic consequences of the earthquake are preliminary and the actual magnitude of the economic impact of the disaster cannot be calculated at this point.  This disaster, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.  Although production levels are recovering in some industries as work is shifted to factories in areas not directly affected by the disaster, the timing of an economic recovery is uncertain.

The Japanese economy is affected by different factors than the U.S. economy.

The Japanese economy grew substantially from the early 1960s through 1990.  Growth averaged 10% in real GDP terms during the years 1960 through 1970, an average of 5% from 1970 through 1980, and an average of 4% from 1980 through 1990.  In the early 1990s, financial and real estate bubbles in the Japanese economy collapsed, reducing the growth rate to an average of 1.7%.  Since then, the economic growth rate has remained relatively low.

Japanese domestic demand has been sluggish and is unlikely to rebound strongly in the near future.  Japanese economic growth has become more dependent on the economies of its two major trading partners:  the United States and China.  Slowdowns in these two countries will necessarily have a negative impact on Japan.  Exposure to China, in terms of both imports and exports, has been increasing in recent years.

The rising price of oil is also a concern, as a sustained high price level will have an impact on the Japanese economy, and may impede the growth rate of industrial activity.

Deflation has been the most salient negative factor holding back the Japanese economy since the economic downturn of the 1990s.  The Consumer Price Index growth rate has been mostly negative for several years.  If deflation persists, the Japanese economic growth rate cannot be expected to accelerate.

In terms of domestic industries, the Japanese automobile and electrical sectors were the main driving forces of the Japanese economy until the 1990s.  Recently, the electrical industry has lost some of its share in the global market to regional competitors.  The automobile industry is maintaining robust performance, and this large industry influences many Japanese companies. The above factors may all adversely affect the performance of the Fund.

Japan has different corporate disclosure, governance and regulatory requirements than you may be familiar with in the United States.

Investing in Japanese securities involves certain risks and special considerations not usually associated with investing in securities of U.S. companies, including risks related to the nature of the markets for Japanese securities, including risks that the Japanese equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets.  Moreover, as issuers of the Fund’s portfolio securities generally will not be subject to the reporting requirements of the SEC, there may be less publicly available information about the issuers of these securities than about reporting U.S. companies.

Issuers in Japan are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.  In particular, the assets and profits appearing on the financial statements of a Japanese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights for issuers in Japan may differ from those that may apply in the United States.  Shareholders’ rights under Japanese law may not be as extensive as those that exist under the laws of the United States.  The Fund may therefore have more difficulty asserting its rights as a stockholder of a Japanese company in which it invests than it would as a stockholder of a comparable U.S. company.

The Fund may have difficulty enforcing foreign judgments against Japanese companies or their management.

It may be difficult for the Fund to obtain a judgment in a court outside the United States with respect to any claim that the Fund may have against any such issuer or its directors and officers.  As a result, even if the Fund initiates a suit against the issuer in a U.S. court, it may be difficult for the Fund to effect service of process in Japan.  Moreover, if the Fund obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in Japan.

You may be unable to enforce civil liabilities against the Investment Adviser.

The Investment Adviser is a Japanese corporation with its principal place of business in Tokyo, Japan.  Therefore, it may not be possible for Stockholders to effect service of process within the United States upon the Investment Adviser or to enforce against the Investment Adviser, in U.S. courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against the Investment Adviser predicated solely upon the securities laws of the United States.

Foreign currency fluctuations could adversely affect the Fund’s performance.

The Fund’s assets will be invested principally in securities of Japanese issuers and substantially all of the income received by the Fund will be in Japanese yen.  However, the Fund will compute and distribute its income in U.S. dollars.  Currency exchange rate fluctuations can decrease or eliminate income available for distribution.  For example, if the value of the Japanese yen falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the Japanese yen to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

The following table sets forth certain information as to yen per U.S. dollar exchange rates for the years 2000 through 2010 and for the period from January 1, 2011 through May 31, 2011.

	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Yen per U.S. $1.00	81.28	81.10	93.09	90.78	111.73	119.01	117.90	102.68	107.14	118.65	131.04	114.50
High (1)	85.26	94.68	100.70	110.46	124.07	119.80	120.98	114.42	121.44	134.81	131.30	114.84
Low (1)	78.72	80.48	86.12	87.84	108.16	110.06	102.09	102.50	106.91	115.81	114.15	101.41
Average (2)	82.19	87.71	93.60	103.31	117.75	116.31	110.16	108.12	115.90	125.13	121.50	107.75

Source:  Nomura Asset Management Co., Ltd.

1)	High and low rates include intraday transaction.

2)	Average rates indicate average of the most actively traded rates at the end of each month.

On June 2, 2011, the most actively traded interbank rate on the Tokyo foreign exchange market, as reported by The Bank of Japan, was $1.00 = yen 81.02.  The recent relative strength of the yen to the U.S. dollar may adversely affect the economy of Japan and, in particular, the export sector thereof.

If the Fund repatriates investments during exchange rate fluctuations, it may have an adverse impact on the Fund’s performance.

Since the Fund will invest primarily in securities denominated or quoted in Japanese yen, changes in the U.S. dollar-Japanese yen exchange rate will affect the dollar value of securities in the Fund’s portfolio and the unrealized appreciation or depreciation of investments.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and Japanese yen.  Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.  The Fund will conduct its foreign currency exchange transactions either at the spot rate prevailing in the foreign currency exchange market or through entering into forward, futures or options contracts to purchase or sell foreign currencies, if available.

The focus of the Fund’s investments in specific economic sectors and related industries may expose it to greater risk of loss with respect to its portfolio securities.

From time to time, the Fund may invest a greater proportion of its assets in the securities of companies that are part of specific sectors and related industries of the Japanese economy.  For example, at February 28, 2011, the Fund maintained 34% of its total assets in the securities of Japanese companies in the services, miscellaneous manufacturing and information and software sectors.  The Fund is therefore subject to greater risk of loss with respect to its portfolio securities as a result of its focus on such sectors and related industries.

Investing in fewer issuers may lead to greater performance volatility.

Over a limited period of time, the Fund intends to concentrate its portfolio by significantly reducing the number of issuers held.  Investing in a significantly reduced number of issuers may result in greater performance volatility, as the Fund will be more exposed to the risks associated with and developments affecting an individual issuer than if the Fund’s investments were less concentrated.

Investments in small capitalization Japanese companies may expose the Fund to greater investment risk.

The Fund invests a substantial portion of its assets in the securities of Smaller Capitalization Companies in Japan.  Investments in the securities of these companies may present greater opportunities for growth, but also involve greater risks than are customarily associated with investments in securities of more established and larger capitalized companies.  The securities of Smaller Capitalization Companies have fewer market makers and wider price spreads, which may in turn result in more abrupt and erratic market price movements and make the Fund’s investments more vulnerable to adverse general market or economic developments than would investments only in large, more established Japanese companies.  It is more difficult to obtain information about smaller capitalization companies because they tend to be less well known and have shorter operating histories and because they tend not to have significant ownership by large investors or be followed by many securities analysts.  Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group that may lack depth and experience.  Investments in larger and more established companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

There are no fixed limitations regarding portfolio turnover.

Frequency of portfolio turnover is not a limiting factor if the Fund considers it advantageous to purchase or sell securities.  For the fiscal year ended February 28, 2011, the Fund’s portfolio turnover rate was 57%.  Due to the portfolio transactions resulting from the transition to a more concentrated portfolio, a higher rate of portfolio turnover is expected in the fiscal year ending February 28, 2012.  A high rate of portfolio turnover involves correspondingly greater aggregate payments for brokerage commissions than a lower rate, which expenses must be borne by the Fund and its Stockholders, while a lower rate of portfolio turnover involves correspondingly lower aggregate payments and stockholder expenses.  In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.

The Fund’s ability to hedge against foreign currency risks may adversely affect the Fund’s net asset value.

The Fund may engage in a variety of foreign currency exchange transactions.  Hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Manager’s and the Investment Adviser’s view as to certain market movements is incorrect, the risks that the use of hedging could result in losses greater than if they had not been used.  The Fund has not previously entered into transactions to hedge against foreign currency risks.  However, if the Fund does enter into any such transactions, the Fund will deposit in a segregated account with its custodian liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the SEC in an amount consistent with applicable SEC guidelines.  There can be no assurance that the Fund will employ a foreign currency hedge at any given time, nor can there be any assurance that the Fund will be able to do this hedging successfully.  See “Investment objective and policies — Other Investment Policies — Hedging Foreign Currency Risks.”

If the Fund fails to qualify as a regulated investment company, the Fund will be taxed as a corporation.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its Stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.  If the Fund fails to qualify as a regulated investment company in any year, it will be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company and may in certain circumstances be required to pay tax on unrealized gains.  See “Taxation — U.S. Tax Considerations.”

The Fund’s shares currently trade and may in the future trade at a discount to net asset value.

Since the Fund’s commencement of operations in 1990, the Fund’s Shares of Common Stock have traded on the NYSE at both a premium and a discount from NAV, although the Shares have generally traded at a discount from NAV. The Fund’s officers have not determined the reasons why the Common Stock has generally traded at a discount from NAV, nor can they predict whether the Common Stock will continue to trade at a discount from NAV, and if so, the level of such discount. The Fund’s Shares have traded at discounts of as much as 21.37% in the past five years.

In addition, you should note that shares of closed-end investment companies frequently trade at a discount from NAV.  This characteristic is a risk separate and distinct from the risk that the Fund’s NAV will decrease as a result of its investment activities.  The Fund cannot predict whether its shares will trade at, above or below NAV.  The risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time.  For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Japan has different laws regarding the custody of Japanese securities than you may be familiar with in the United States.

The Fund may hold its foreign securities and cash in foreign banks and securities depositories.  There may be less regulatory oversight over their operations than in the case of U.S. financial institutions.  Also, certain Japanese laws may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

The Fund’s status as a “non-diversified” investment company may expose it to greater risk of loss with respect to its portfolio securities.

The Fund is classified as a “non-diversified” management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer.  As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater risk with respect to its portfolio securities.  Although, with respect to 50% of its assets, the Fund must diversify its holdings in order to be treated as a regulated investment company under the provisions of the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holdings sufficiently to be classified as a “diversified” management investment company under the 1940 Act.

Certain provisions of the Maryland General Corporation Law and provisions in the Fund’s Charter and Bylaws may have the effect of depriving you of an opportunity to sell your Shares at a premium.

The Fund’s Charter and Bylaws and the MGCL include provisions that could limit the ability of other persons to acquire control of the Fund, to convert the Fund to an open-end investment company or to change the composition of the Board of Directors.  The Fund has also adopted measures that may make it difficult for another person or entity to obtain control of the Fund.

The Fund’s Charter and Bylaws include provisions that classify the Board of Directors into three classes.  The Directors of each class are elected to serve for three years and until their successors are duly elected and qualify.  Additionally, the Charter provides that a Director elected by the Stockholders may be removed (but only for cause) by a vote of the holders of at least 75 percent of the outstanding Shares entitled to vote in the election of such Director.

Under the Charter, the Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, and authorize the issuance of shares of stock without obtaining stockholder approval.

Through a provision in the Charter, the Fund is subject to the Maryland Business Combination Act (the “Business Combination Act”).  Subject to various limitations, the Business Combination Act prohibits certain business combinations between the Fund and an “interested stockholder” (defined generally as any person who beneficially owns, directly or indirectly, ten percent or more of the voting power of the Fund’s shares or an affiliate or associate of the Fund who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of ten percent or more of our then outstanding voting shares, or an affiliate thereof) for five years after the most recent date on which the Stockholder becomes an interested stockholder, and thereafter imposes special stockholder voting requirements on these combinations.

Additionally, Charter provisions include various supermajority vote requirements (which require the affirmative vote of the holders of 75 percent of outstanding shares in certain circumstances) to approve extraordinary corporate actions such as a merger or consolidation or statutory share exchange, the sale of all or substantially all of the Fund’s assets, the liquidation or dissolution of the Fund and certain Charter amendments.

The foregoing provisions may be regarded as “anti-takeover” provisions and may have the effect of depriving Stockholders of an opportunity to sell their shares at a premium over prevailing market prices.  These provisions are expected to discourage certain coercive takeover practices. The Board of Directors believes the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals.  See “Capital stock — Certain Provisions of Maryland General Corporation Law and the Charter and Bylaws.”

The operating expenses of the Fund may be higher than those of investment companies that invest primarily in the securities of U.S. companies.

The Fund’s estimated annual operating expenses may be higher than those of most other investment companies that invest predominately in the securities of U.S. companies.  In addition, brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets.  The management fees and operating expenses, however, are believed by the Manager to be comparable to expenses of other management investment companies that invest primarily in the securities of issuers in Japan with investment objectives similar to the investment objective of the Fund.  As a result of these higher expected operating expenses, the Fund needs to generate higher relative returns to provide investors with an equivalent economic return.  See “Fund expenses.”

Recent developments in financial markets and impact on the Fund

Recent developments in the U.S. and foreign financial markets illustrate the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, subprime mortgages and the re-pricing of credit risk in the broadly syndicated loan market, which has generally made it costlier for investors to insure against defaults on such debt. The regulation of these markets and the participants therein may change as a result of such conditions. The recent instability in the financial markets has led the U.S. Government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse affect on the Fund’s business and operations. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Portfolio composition

The following sets forth certain information with respect to the composition of the Fund’s investment portfolio as of February 28, 2011:

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
February 28, 2011

EQUITY SECURITIES	Shares	Cost	Market Value	% of Net Assets

Automotive Equipment and Parts
Exedy Corporation	31,300	$467,252	$1,030,156	0.5
Drivetrain products
Hino Motors, Ltd.	346,000	1,182,009	1,904,277	0.9
Diesel buses and trucks
Keihin Corporation	62,600	922,422	1,380,416	0.7
Automotive and machinery parts
Musashi Seimitsu Industry Co., Ltd.	100,800	1,850,750	2,653,311	1.3
Ball joints, camshafts, and gears
Nihon Parkerizing Co., Ltd.	70,000	926,611	1,078,894	0.4
Rustproof and heat treatment
Nissin Kogyo Co., Ltd.	55,900	886,541	1,025,294	0.5
Brake systems
Tokai Rika Co., Ltd.	117,800	2,401,860	2,279,954	1.1
Electronic parts
Toyoda Gosei Co., Ltd.	112,200	2,625,409	2,623,408	1.3
Resin and rubber parts
Total Automotive Equipment and Parts		11,262,854	13,975,710	6.7

Banks and Finance
The Aichi Bank, Ltd.	31,600	2,792,623	2,159,497	1.0
General banking services
The Bank of Iwate, Ltd.	26,300	1,526,516	1,251,693	0.6
General banking services
The Keiyo Bank, Ltd.	390,000	1,869,148	2,251,144	1.1
General banking services
Matsui Securities Co., Ltd.	104,100	803,390	739,352	0.4
Online brokerage
The Mie Bank, Ltd.	580,000	2,512,944	1,691,622	0.8
General banking services
The Musashino Bank, Ltd	56,700	1,759,864	1,941,549	0.9
Regional bank
Osaka Securities Exchange Co., Ltd.	352	1,811,122	1,911,526	0.9
Marketplace for trading investment vehicles
The San-in Godo Bank, Ltd.	265,000	2,274,672	2,069,681	1.0
General banking services
Total Banks and Finance		15,350,279	14,016,064	6.7

Chemicals and Pharmaceuticals
Adeka Corporation	129,000	1,238,858	1,440,417	0.7
Resin products
AIN Pharmaciez Inc.	4,700	184,975	163,865	0.1
Pharmacies
Daicel Chemical Industries, Ltd.	326,000	1,676,306	2,227,836	1.1
Organic/inorganic chemicals
Daiso Co., Ltd	233,000	634,107	807,517	0.4
Caustic soda
Hitachi Chemical Company, Ltd	205,900	3,825,186	4,758,980	2.3

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
February 28, 2011

EQUITY SECURITIES (continued)	Shares	Cost	Market Value	% of Net Assets

Semiconductor materials
Kaken Pharmaceuticals Co., Ltd.	73,000	$622,606	$929,148	0.5
Pharmaceuticals and agrochemicals
Koatsu Gas Kogyo Co., Ltd.	196,000	1,108,050	1,219,843	0.6
High-pressured gases and chemicals
Miraca Holdings Inc.	57,600	1,715,065	2,221,197	1.1
Medical drugs and equipment
Rohto Pharmaceutical Co., Ltd.	265,000	2,972,973	3,104,521	1.5
Pharmaceuticals manufacturer
Sawai Pharmaceutical Co., Ltd.	2,200	203,276	205,919	0.1
Prescription and generic drugs
Sekisui Plastics Co., Ltd	92,000	465,331	404,174	0.1
Framed plastics and resin products
Torii Pharmaceutical Co., Ltd.	24,400	436,310	527,036	0.2
Pharmaceuticals
Total Chemicals and Pharmaceuticals		15,083,043	18,010,453	8.7

Electronics
Foster Electric Company, Limited	76,200	2,037,718	2,042,043	1.0
Speaker systems
Funai Electric Co., Ltd.	62,200	1,843,165	2,012,989	1.0
Audio-visual equipment
Fuji Machine Mfg. Co., Ltd	134,000	1,953,732	3,265,581	1.6
Automated assembly machines
Fujitsu General Limited	184,000	795,799	1,075,551	0.5
Air conditioners
Japan Aviation Electronics Industry, Limited	111,000	883,292	931,942	0.5
Aerospace electronic devices
MegaChips Corporation	114,300	2,106,969	2,467,468	1.2
Large-Scale-Integration circuits
The Okinawa Electric Power Company, Incorporated	30,800	1,479,765	1,533,516	0.7
Thermal power
Sanshin Electronics Co., Ltd.	222,600	2,542,839	1,972,147	1.0
Semiconductors
Shinko Electric Industries Co., Ltd	123,700	1,519,300	1,431,053	0.7
Semiconductor packages
Tomen Devices Corporation	30,900	644,727	906,506	0.3
Semiconductors
Yaskawa Electric Corporation	257,000	1,956,670	2,991,982	1.4
Servomotors and industrial robots
Total Electronics		17,673,976	20,630,778	9.9

Food Manufacturing
Fuji Oil Co., Ltd	170,500	2,210,509	2,423,973	1.2
Palm oil and coconut oil
J-Oil Mills, Inc.	338,000	1,121,249	1,055,928	0.5
Cooking oil
Marudai Food Company, Ltd.	91,000	279,703	300,946	0.1
Fresh meat
Morinaga Milk Industry Co., Ltd.	197,000	786,836	826,994	0.4

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
February 28, 2011

EQUITY SECURITIES (continued)	Shares	Cost	Market Value	% of Net Assets

Dairy products
Nippon Flour Mills Co., Ltd.	81,000	$384,565	$402,306	0.2
Flour
Warabeya Nichiyo Co., Ltd	77,000	955,942	1,004,491	0.5
Prepared boxed lunches
Yamazaki Baking Co., Ltd.	75,000	883,505	909,757	0.4
Baking foods
Total Food Manufacturing		6,622,309	6,924,395	3.3

Information and Software
COOKPAD, Ltd.	41,200	1,122,223	1,070,411	0.5
Operates cooking recipes websites
Dwango Co., Ltd.	357	665,411	1,016,390	0.5
Mobile phones Internet content
IT Holdings Corporation	85,600	1,057,466	974,615	0.5
Network solutions
Itochu Techno-Solutions Corporation	136,200	4,511,074	4,801,779	2.3
Computer network systems developer
Kakaku.com, Inc.	178	687,138	1,036,134	0.5
Price comparison and product information
NSD Co., Ltd.	94,100	975,479	1,033,498	0.5
Computer software development
Otsuka Corporation	101,400	6,357,279	7,090,390	3.4
Computer information system developer
Sato Corporation	93,900	958,124	1,267,355	0.6
Automation recognition systems
Square Enix Holdings Co., Ltd	110,400	2,048,325	2,050,507	1.0
Entertainment software
Zappallas, Inc.	685	1,264,682	1,101,751	0.5
Mobile phones internet content
Total Information and Software		19,647,201	21,442,830	10.3

Iron and Steel
Hanwa Co., Ltd	583,000	2,301,876	2,703,521	1.3
Steel imports/exports
Hitachi Metals Ltd.	135,000	1,876,272	1,838,550	0.9
Specialty steel and metal products
Neturen Co., Ltd.	281,300	2,517,543	2,698,173	1.3
Induction hardening equipment
Pacific Metals Co., Ltd.	220,000	1,888,806	2,067,240	1.0
Ferronickel, stainless steel, and metal powder
Total Iron and Steel		8,584,497	9,307,484	4.5

Machinery and Machine Tools
Disco Corporation	15,000	868,692	1,052,535	0.5
Industrial machinery
Hisaka Works, Ltd.	86,000	963,417	1,223,699	0.6
Heat exchangers and evaporators
Mimasu Semiconductor Industry Co., Ltd.	147,400	1,618,910	1,804,164	0.9
Silicon and gallium
Misumi Group Inc.	80,100	1,428,035	1,968,655	1.0

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
February 28, 2011

EQUITY SECURITIES (continued)	Shares	Cost	Market Value	% of Net Assets

Precision machinery parts
Taiho Kogyo Co., Ltd.	118,700	$1,093,191	$1,274,709	0.6
Metal forgings
Trusco Nakayama Corporation	69,700	1,000,367	1,261,396	0.6
Industrial machinery
Yuken Kogyo Co., Ltd.	189,000	724,153	403,624	0.1
Hydraulic equipment.
Total Machinery and Machine Tools		7,696,765	8,988,782	4.3

Miscellaneous Manufacturing
Daiichikosho Co., Ltd.	90,600	1,375,107	1,757,935	0.8
Karaoke equipment
Fujimi Incorporated	54,900	944,273	846,161	0.4
Silicon wafer polishing materials
Fuji Seal International, Inc.	33,800	770,650	749,049	0.4
Packaging-related materials
Hogy Medical Co., Ltd.	17,700	876,263	838,074	0.4
Medical supply products
Hokuetsu Kishu Paper Co., Ltd.	135,500	804,258	782,128	0.4
Paper and pulp products
Horiba, Ltd.	58,000	1,349,286	1,805,577	0.9
Measuring instruments and analyzers
Japan Digital Laboratory Co., Ltd.	121,900	1,433,184	1,448,906	0.7
Computers for accounting and financial use
Kansai Paint Co., Ltd.	189,000	1,295,017	1,792,092	0.9
Paint
Maruwa Co., Ltd.	30,600	972,342	1,047,446	0.5
Electronic ceramic components
Mitsui Mining & Smelting Co., Ltd.	649,000	1,840,606	2,558,143	1.2
Non-ferrous metals
Nihon Kohden Corporation	130,600	1,925,449	2,852,816	1.4
Medical Equipment
Nitta Corporation	64,100	939,275	1,221,846	0.6
Process rubber products
Noritz Corporation	4,800	91,319	81,128	0.0
Gas-fired bathes
Sumitomo Forestry Co., Ltd.	184,800	1,391,664	1,675,592	0.8
Lumber and wood-related construction materials
Taiheiyo Cement Corporation	268,000	383,633	395,729	0.1
Cement†
Toagosei Co., Ltd.	204,000	1,000,009	1,040,600	0.5
Inorganic/organic chemicals
Toyo Tanso Co., Ltd.	33,500	1,730,624	1,856,001	0.9
Carbon and graphite
Total Miscellaneous Manufacturing		19,122,959	22,749,223	10.9

Real Estate and Warehouse
Daibiru Corporation	223,000	2,447,029	1,899,494	0.9
Leases office buildings, apartments and hotels

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
February 28, 2011
EQUITY SECURITIES (continued)	Shares	Cost	Market Value	% of Net Assets

Goldcrest Co., Ltd.	47,250	$1,217,957	$1,282,949	0.6
Real estate management services
Nihon Eslead Corporation	49,200	398,894	557,774	0.3
Condominiums
The Sankei Building Co., Ltd.	57,200	387,905	368,559	0.2
Leases office buildings and store spaces
Sekisui Chemical Co., Ltd.	260,000	1,773,047	2,040,149	1.0
Prefabricated residential housing
Sumitomo Real Estate Sales Co., Ltd.	38,860	1,504,830	2,020,179	1.0
Brokerage services
Takasago Thermal Engineering Co., Ltd.	146,700	1,260,581	1,314,025	0.6
Air-conditioning facilities
TOC Co., Ltd.	136,900	540,669	596,416	0.3
Commercial building leasing
Total Real Estate and Warehouse		9,530,912	10,079,545	4.9

Restaurants
Kura Corporation	27,800	437,055	447,813	0.2
Sushi

Retail
Askul Corporation	65,900	1,271,068	1,326,927	0.6
Office equipment
Don Quijote Co., Ltd.	63,300	1,624,296	2,200,765	1.1
Discount stores
Felissimo Corporation	71,200	1,560,564	895,811	0.3
Catalog shopping
Heiwado Co., Ltd.	150,600	1,888,798	1,916,844	0.9
Supermarkets
Komeri Co., Ltd.	53,700	1,352,879	1,346,678	0.7
Home center chain
Kose Corporation.	38,900	838,114	1,053,378	0.5
Cosmetics
Ministop Co., Ltd.	84,400	1,138,214	1,456,362	0.7
Convenience stores
Mitsui Matsushima, Co., Ltd.	582,000	1,160,430	1,200,293	0.6
Coal
Parco Co., Ltd.	73,600	629,542	731,105	0.4
Shopping centers
Saint Marc Holdings Co., Ltd.	16,000	607,421	725,365	0.4
Bakery
Sundrug Co., Ltd.	26,100	635,043	778,429	0.3
Drug store chain
Xebio Co., Ltd.	105,400	2,127,547	2,407,820	1.2
Sporting goods
Yaoko Co., Ltd.	22,000	643,759	675,477	0.3
Supermarkets
Total Retail		15,477,675	16,715,254	8.0

Services
Accordia Golf Co., Ltd.	858	788,230	717,225	0.3

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
February 28, 2011

EQUITY SECURITIES (continued)	Shares	Cost	Market Value	% of Net Assets

Golf courses and country clubs
Aeon Delight Co., Ltd.	90,200	$1,663,902	$1,658,813	0.8
Building maintenance
Benefit One Inc.	750	592,304	596,742	0.3
Benefit programs
Chiyoda Corporation	101,000	887,232	905,913	0.4
Constructs industrial plants
Daiseki Co., Ltd.	130,100	2,665,736	2,578,344	1.2
Waste disposal
Fuyo General Lease Co., Ltd.	58,800	1,095,430	2,174,190	1.0
Machinery leasing
Message Co., Ltd.	369	861,055	1,046,952	0.6
Nursing facilities
Mitsubishi UFJ Lease and Finance Company Limited	37,030	1,408,517	1,635,836	0.8
Leasing
Moshi Moshi Hotline, Inc.	64,550	1,405,589	1,422,629	0.7
Marketing
NEC Networks & System Integration Corporation	201,100	2,484,576	2,716,672	1.3
Communication systems
Nippo Corporation	161,000	1,124,442	1,131,686	0.5
Heavy construction
Park24 Co., Ltd.	394,200	4,148,154	4,555,585	2.2
Parking garages
Rakuten, Inc.	1,586	1,117,781	1,407,068	0.7
Manages consumer websites
Ricoh Leasing Company, Ltd.	38,200	756,005	1,033,491	0.6
Office automation equipment leasing
Sho-Bond Holdings Co., Ltd.	73,200	1,485,469	1,550,738	0.7
Heavy construction
Taihei Dengyo Kaisha, Ltd.	158,000	1,282,625	1,259,064	0.6
Chemical plant engineering
Toppan Forms Co., Ltd.	68,500	658,016	667,069	0.3
Printing company
Total Services		24,425,063	27,058,017	13.0

Telecommunications
Comsys Holdings Corporation	122,000	1,282,258	1,235,707	0.6
Maintains telecommunications facilities
Hitachi Kokusai Electric Inc.	229,000	1,818,656	2,199,317	1.1
Wireless communication equipment
NEC Mobiling, Ltd.	36,200	952,133	1,222,349	0.6
Cellular phones software
T-Gaia Corporation	373	626,014	733,300	0.3
Cellular services
Toei Company, Ltd.	301,000	1,468,365	1,590,494	0.8
Movies, tv programs, and video software
Total Telecommunications		6,147,426	6,981,167	3.4

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS (continued)
February 28, 2011

EQUITY SECURITIES (continued)	Shares	Cost	Market Value	% of Net Assets

Textiles and Apparel
ABC-Mart, Inc.	53,600	$1,882,913	$2,129,087	1.0
Shoes

Transportation
Kintetsu World Express Inc.	74,800	1,839,389	2,326,746	1.1
Distribution services
Sankyu Inc.	181,000	710,998	852,596	0.4
Freight services
Seino Holding Co., Ltd.	136,000	879,459	1,032,302	0.5
Comprehensive services
Senko Co., Ltd.	677,000	2,299,729	2,288,474	1.1
Trucking and warehousing
Total Transportation		5,729,575	6,500,118	3.1

Wholesale
Paltac Corporation	54,000	953,785	1,003,624	0.5
Daily necessities
TOTAL INVESTMENTS IN EQUITY SECURITIES		$185,628,287	$206,960,344	99.4

INVESTMENTS IN FOREIGN CURRENCY	Principal Amount
Hong Kong Shanghai Bank-Tokyo
Non-interest bearing account	JPY 101,196,059	$1,237,173	$1,234,927	0.6
TOTAL INVESTMENTS IN FOREIGN CURRENCY		$1,237,173	$1,234,927	0.6
TOTAL INVESTMENTS		$186,865,460	$208,195,271	100.0
OTHER ASSETS LESS LIABILITIES, NET			15,652	0.0
NET ASSETS			$208,210,923	100.0

*	The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.

†	Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2011

Japanese Yen	JPY	¥81.945 = $1.00

Management and investment advisory arrangements

Under the Fund’s Bylaws and the MGCL, the business and affairs of the Fund shall be managed under the direction of its Board of Directors.  Investment decisions for the Fund are made by the Manager (or by the Investment Adviser as its delegate), subject to any direction it may receive from the Fund’s Board of Directors, which periodically reviews the Fund’s investment performance.

THE MANAGER

The Manager acts as the management company for the Fund.  The Manager, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a subsidiary of the Investment Adviser.  The Manager also provides global investment advisory services to institutional clients, including pooled investment vehicles.  The Manager acts as the investment adviser or manager to 10 other investment companies which are registered as investment companies under the 1940 Act.

Under its management agreement with the Fund (the “Management Agreement”), the Manager agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund.  In addition to the management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies and the responsibility for making decisions to buy, sell or hold particular securities, the Manager is obligated to perform, or arrange for the performance of the administrative and management services necessary for the operation of the Fund.  The Manager is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

THE INVESTMENT ADVISER

In accordance with the terms of the Management Agreement, the Manager has retained the Investment Adviser to act as the investment adviser for the Fund.  Pursuant to the investment advisory agreement between the Manager and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser has agreed to (i) furnish the Fund with economic research, securities analysis and investment recommendations, (ii) review and render investment advice with respect to the Fund, (iii) make decisions to buy, sell or hold particular securities, (iv) execute portfolio transactions and (v) pursuant to investment discretion delegated to the Investment Adviser by the Manager, exercise investment discretion, including stock selection and order placement responsibility, with respect to the Fund’s portfolio.  The Manager has a significant compliance role with respect to, and is responsible for reviewing all transactions effected by, the Investment Adviser.

The Investment Adviser, a Japanese corporation with its principal office located at 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan, provides investment advisory services for Japanese and international clients.  The Investment Adviser, together with its advisory subsidiaries, had approximately $324.9 billion in assets under management as of March 31, 2011.  The Investment Adviser is owned 100% by Nomura Holdings, Inc.  Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc. is the largest securities company in Japan.

The Investment Adviser currently manages approximately $1.6 billion of client assets that are invested in Smaller Capitalization Companies in Japan.  The Investment Adviser has six smaller capitalization company portfolio managers and 24 investment analysts, including three analysts who focus exclusively on these companies.  In evaluating potential investments, the Investment Adviser follows a bottom-up approach looking at fundamental factors impacting individual companies.

As of December 2010, Mr. Shinichi Tanaka, became the senior portfolio manager of the Fund and is primarily responsible for the day-to-day management of the portfolio of the Fund.  There is no significant change in the strategy of the Fund resulting from the change in portfolio managers. Also as of December 2010, Mr. Takaka became of the Head of the Japanese Mid-Small Cap Investment Team of the Investment Adviser. Mr. Tanaka has 15 years of experience of managing Japanese small capitalization equity portfolios and was the former chief portfolio manager of the Fund from 1996 to 1999. The SAI provides additional information about Mr. Tanaka’s compensation, other accounts managed by Mr. Tanaka and Mr. Tanaka’s ownership of securities of the Fund.

COMPENSATION AND EXPENSES

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund) not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not in excess of $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not in excess of $175 million and 0.80% of the Fund’s average weekly net assets in excess of $175 million but not in excess of $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not in excess of $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million but not in excess of $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million.  This fee is higher than that paid by most management investment companies, but is comparable to fees paid by many U.S. investment companies that invest primarily in a single foreign country.

For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund’s average weekly net assets not in excess of $50 million, 0.45% of the Fund’s average weekly net assets in excess of $50 million but not in excess of $100 million, 0.40% of the Fund’s average weekly net assets in excess of $100 million but not in excess of $175 million and 0.35% of the Fund’s average weekly net assets in excess of $175 million but not in excess of $250 million, 0.30% of the Fund’s average weekly net assets in excess of $250 million but not in excess of $325 million, 0.25% of the Fund’s average weekly net assets in excess of $325 million but not in excess of $425 million and 0.20% of the Fund’s average weekly net assets in excess of $425 million.

The Manager and the Investment Adviser will benefit from the Offer because their fees are based on the average of the net assets of the Fund at the end of each month included in the applicable performance period.  It is not possible to state precisely the amount of additional compensation the Manager and the Investment Adviser will receive as a result of the Offer because it is not known how many shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value.  However, based on the estimated proceeds from the Offer, assuming all the Rights are exercised in full at the estimated Subscription Price of $7.45 per share, and after payment of the Dealer Manager fees and estimate of expenses, the Manager would receive additional annual fees of approximately $399,133 as a result of the increase in assets under management over the Fund’s current assets under management.

Enforceability

The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Japan of judgments against the Investment Adviser predicated upon the civil liability provisions of the Federal securities laws of the United States.  The Investment Adviser is advised by U.S. counsel with respect to the Federal securities laws of the United States.

Legal proceedings

The Fund is not currently a party to any material legal proceedings.

Net asset value of Common Stock

The Shares are listed on the NYSE.  The NAV is generally determined each day during which the NYSE is open for trading (“Valuation Date”).  The NAV is calculated by dividing the value of net assets of the Fund (including interest and dividends accrued but not yet received minus all liabilities including accrued expenses) by the total number of Shares outstanding.  For purposes of calculating NAV, yen is translated into dollars at the exchange rate provided by the custodian.

Portfolio securities traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the Valuation Date or, if none is available, at the mean of the bid and offer prices at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price.  Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days of less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Dividends and capital gain distributions; dividend reinvestment plan

DIVIDENDS AND DISTRIBUTIONS

Distributions may be paid to the holders of the Fund’s Common Stock if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor.  The Fund intends to distribute, at least annually, substantially all its net investment income and its net capital gains, if any. However, as of February 28, 2011, the Fund had a capital loss carryforward of $50,490,967 which will offset net capital gains realized by the Fund after that date until the capital loss carryforward has been completely offset or has expired.  As a result, gains realized by the Fund from the sale or other disposition of portfolio securities and from certain transactions in futures and options will not give rise to net capital gains until the capital loss carryforward has been eliminated.  The Fund does not intend to distribute amounts realized from such transactions until its capital loss carryforward has been eliminated.  Details concerning the capital loss carryforward are contained in the notes to financial statements that are incorporated in the Fund’s SAI.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “Plan”) is available automatically for any holder of Common Stock with shares registered in the holder's own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such Stockholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the Stockholder.  If a Stockholder holds shares in the Stockholder's own name, communications regarding the Plan should be addressed to the plan agent, Computershare Trust Company, N.A. (the “Plan Agent”).  Under the Plan, Stockholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund.  Such shares will be acquired by the Plan Agent for Stockholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at NAV or a premium.  If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s NAV on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such Stockholder would be entitled by the greater of the NAV on such date or 95% of the market price of a share on such date.  If the market price of a share on such distribution date is below the NAV, the number of shares to be issued to such Stockholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the NYSE or elsewhere to satisfy dividend and distribution investment requirements under the Plan.  Purchases will be suspended on any day when the closing price (or mean between the closing bid and ask prices there were no sales) of the Shares on the NYSE on the preceding trading day was higher than the NAV.  If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the Shares is lower than or the same as the NAV, the Plan Agent will continue to purchase Shares until all investments by Stockholders have been completed or the closing price or the mean between the bid and ask prices of the Shares becomes higher than the NAV, in which case the Fund will issue the necessary additional Shares from authorized but unissued shares.  If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the Shares is higher than the NAV and if the number of Shares previously purchased on the NYSE or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional Shares from authorized but unissued shares.  There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of Shares.  In each case, the cost per share of Shares purchased for each Stockholder’s account will be the average cost, including brokerage commissions, of any Shares purchased in the open market plus the cost of any shares issued by the Fund.  For the fiscal year ended February 28, 2011, the Fund did not issue any new Shares for dividend reinvestment purposes.

Stockholders who elect to hold their Shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan.  To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the broker as representing the total amount registered in the Stockholder’s name and held for the account of beneficial owners who are participating in such Plan.  Stockholders that participate in the Plan holding Shares in a brokerage account may not be able to transfer the Shares to another broker and continue to participate in the Plan.  Stockholders who are participating in the Plan may withdraw from the Plan at any time.  There will be no penalty for withdrawal from the Plan, and Stockholders who have previously withdrawn from the Plan may rejoin it at any time.  Changes in participation in the Plan should be made by contacting the Plan Agent if the Shares are held in the Stockholder’s own name and must be in writing and should include the Stockholder’s name and address as they appear on the account registration.  If the Shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan.  Upon withdrawal from the Plan, the Plan Agent will deliver to the Stockholder a certificate or certificates for the appropriate number of full Shares and a cash payment for any fractional Shares.  In lieu of receiving a certificate, the Stockholder may request the Plan Agent to sell part or all of the Stockholder Shares at the market price and remit the proceeds to the Stockholder, net of any brokerage commissions.  A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination.  An election to withdraw from the Plan will, until such election is changed, be deemed to an election by a Stockholder to take all subsequent distributions in cash.  An election will be effective only for a dividend or distribution is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all Stockholders’ accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by Stockholders tax records.  Shares in the account of each Plan participant may be held by the Plan Agent in certificated form in the name of the participant, and each Stockholder’s proxy will include those Shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends.  Stockholders receiving dividends or distributions in the form of additional Shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the Stockholders receiving cash dividends or distributions will receive and should have a cost basis in the Shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend.  There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service change payable by participants.  All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078.

Japanese Foreign Exchange and Foreign Trade Law

GENERAL

The Foreign Exchange and Foreign Trade Law of Japan and the cabinet orders and ministerial ordinances thereunder (collectively, the “Foreign Exchange Law”) govern certain aspects relating to the transfer of the shares and acquisition and holding of the shares by “exchange non-residents” and by “foreign investors” (both as hereinafter defined).

“Exchange non-residents” are defined as individuals who are not resident in Japan and corporations whose principal offices are located outside Japan.  Generally, branches and other offices located within Japan of non-resident corporations are regarded as exchange residents of Japan and branches and other offices of Japanese corporations located outside Japan are regarded as exchange non-residents of Japan.

“Foreign investors” are defined to be (i) individuals not resident in Japan, (ii) corporations which are organized under the laws of foreign countries or whose principal offices are located outside Japan and  (iii) corporations not less than 50 percent of the voting rights of which are held by (i) and/or (ii), or a majority of the officers (or officers having the power of representation) of which are non-resident individuals.

The Fund is considered to be an exchange non-resident and foreign investor.

ACQUISITION OF SHARES

In general, the acquisition of shares of a Japanese company listed on a Japanese stock exchange in Japan (“listed shares”) by an exchange non-resident from an exchange resident of Japan is not subject to the prior filing requirement, provided that the Foreign Exchange Law gives the Minister of Finance the power in certain very exceptional circumstances to require prior approval for any such acquisition.  An exchange resident who transferred listed shares to an exchange non-resident for value exceeding 100 million yen is generally required to file a report concerning the transfer of securities with the Minister of Finance within 20 days of the date of such transfer.

If a foreign investor acquires listed shares and as a result of such acquisition, aggregated with their existing holdings, if any, such foreign investor and certain related parties hold 10% or more of the issued shares of the relevant company, the foreign investor must file a report of such acquisition with the Minister of Finance and any other competent Minister within 15 days from and including the date of such acquisition.  In certain exceptional cases, however, a prior notification of such acquisition must be filed with the Minister of Finance and any other competent Minister, who may modify or prohibit the proposed acquisition.

DIVIDENDS AND PROCEEDS OF SALES

Under the Foreign Exchange Law, dividends paid on, and the proceeds of sales in Japan of, shares held by exchange non-residents may, in general, be converted into any foreign currency and repatriated abroad.  The acquisition of shares by exchange non-residents by way of stock splits is not subject to any notification or reporting requirements.

Taxation

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its Stockholders.  It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors.  Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.  The summary is based on the laws in effect on the date of this prospectus, which are subject to change.  For a description of the Federal income tax consequences of the Offer, see “The Offer — Certain U.S. Federal Income Tax Consequences of the Offer.”

U.S. TAX CONSIDERATIONS

The Fund has elected to be treated and intends to continue to qualify annually to be treated as a regulated investment company under the Code.  To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies and (ii) net income from an interest in a “qualified publicly traded partnership” as defined in the Code; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of (A) any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (B) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar or related business or (C) one or more “qualified publicly traded partnerships” as defined in the Code; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items for this purpose, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.  For purposes of the diversification requirements described above, the outstanding voting securities of any issuer includes the equity securities of a “qualified publicly traded partnership.”

If the Fund fails a gross income test for any taxable year, it nevertheless may qualify as a regulated investment company for such year if it is entitled to relief under certain savings provisions of the Code and pays a penalty tax.   The savings provisions generally will be available if (i) after the Fund identifies such failure, it files a schedule describing each item of gross income for such taxable year that fails the gross income tests, and (ii) the Fund’s failure to meet the test was due to reasonable cause and not due to willful neglect.  The penalty tax equals the amount (if any) by which the gross income that fails the gross income test exceeds 1/9 of the gross income that satisfies the gross income test.

Similarly, if the Fund fails to meet an asset test, the Fund will not lose its regulated investment company status if (i) once the Fund identifies the failure, the Fund describes each asset that caused the failure in a schedule filed with the Internal Revenue Service; (ii) the failure is due to reasonable cause and not willful neglect; (iii) within six months of the close of the quarter in which the Fund identifies the failure, the Fund either disposes of the asset or otherwise passes the asset test; and (iv) unless the failure is a “de minimis” failure, the Fund pays a tax in an amount equal to the greater of (a) $50,000, or (b) the amount equal to the product of (I) the net income generated by the non-qualifying assets, and (II) the highest rate of corporate income tax.  A failure of the assets tests is “de minimis” if the total value of the non-qualifying assets does not exceed the lesser of (i) 1% of the total value of the Fund’s assets, and (ii) $10,000,000.

If the Fund qualifies as a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes each taxable year to Stockholders.  The Fund intends to distribute to its Stockholders, at least annually, substantially all of its investment company taxable income, as computed for U.S. Federal income tax purposes.  To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a Federal income tax at a maximum effective rate of 35% on the amount retained.  See “— Distributions” below.

Amounts not distributed on a timely basis in accordance with a calendar-year distribution requirement are subject to a non-deductible 4% federal excise tax payable by the Fund.  To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar-year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year and (3) all ordinary income and capital gains for previous years that were not distributed during such years.  To prevent application of the excise tax, the Fund currently intends to make its distributions in accordance with the calendar-year distribution requirement.  Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gains for investment.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year to Stockholders of record on a date in such a month and paid by the Fund during January of the following calendar year.  Such distributions will be taxable to Stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its Stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.  If the Fund fails to qualify as a regulated investment company in any year, it will be
`

required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company and may in certain circumstances be required to pay tax on unrealized gains.

The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investments companies (“PFICs”).  In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.  If the Fund receives an “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Stockholders.  In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares.  The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years.  Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions.  Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares.  Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.  If this election was made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.  In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized.  If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges and any mark to market gains would be treated as ordinary income.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Stockholders, and which will be taxed to Stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

DISTRIBUTIONS

Dividends paid out of the Fund’s investment company taxable income (which includes any net short-term capital gains) will be taxable to a U.S. Stockholder as ordinary income to the extent attributable to the Fund’s current and accumulated earnings and profits.  Distributions of net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, regardless of how long the Stockholder has held the Fund’s Shares.

Dividends paid by the Fund will not qualify for the deduction for dividends received by corporations because the Fund’s income is not expected to consist of dividends paid by U.S. corporations.  The tax rate on certain dividend income and long-term capital gain applicable to non-corporate Stockholders has been reduced for taxable years ending in or prior to 2012.  Distributions comprised of dividends from domestic corporations and certain foreign corporations (generally, corporations incorporated in a possession of the United States, some corporations eligible for treaty benefits under a treaty with the United States and corporations whose stock is readily tradable on an established securities market in the United States, but not a foreign corporation which for its taxable year in which such dividends were paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code) are treated as “qualified dividend income” eligible for taxation at a maximum tax rate of 15% in the hands of non-corporate Stockholders (for taxable years beginning prior to January 1, 2013).  A certain portion of the Fund’s dividends when paid by to non-corporate Stockholders may be eligible for treatment as qualified dividend income.  In order for dividends paid by the Fund to be qualified dividend income, the Fund must meet holding period and certain other requirements with respect to the dividend-paying stocks in its portfolio and the non-corporate Stockholder must meet a holding period and certain other requirements with respect to the Fund’s Shares.

In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a written notice furnished to its Stockholders.  In the event such a designation is made, Stockholders subject to U.S. tax would include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund.  If the designation is made, for U.S. Federal income tax purposes, the tax basis of Shares owned by a Stockholder would be increased by an amount equal to 65% of the amount of undistributed capital gains included in the Stockholder’s income.

Investment company taxable income will be increased or decreased by the amount of foreign currency gains or losses realized by the Fund in connection with the disposition of yen-denominated debt securities as well as changes in yen/dollar exchange rates between the time the Fund accrues a receivable (typically, dividends, interest and payments for securities sold) or payable (typically, expenses and payments for securities purchased) and the time such receivable or payable is satisfied.  The Fund cannot predict the impact of such transactions on company taxable investment income.  The Fund believes that any foreign currency gains will generally be treated as qualifying income under current Federal income tax law for purposes of the gross income requirement described above.  However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a regulated investment company’s business of investing in stock or securities (or options or futures with respect to stocks or securities).  While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income for purposes of the gross income requirement described above.

SALES OF SHARES

Upon the sale or other disposition of Shares of the Fund, a Stockholder generally will realize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or other dispositions and the Stockholder’s adjusted tax basis in the Shares.  Such gain or loss will be a capital gain or loss if the Shares are capital assets in the Stockholder’s hands and generally will be long-term or short-term depending upon the Stockholder’s holding period for the Shares.  Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including replacement through the Dividend Reinvestment Plan) within a period of 61 days, beginning 30 days before and ending 30 days after the Shares are disposed of.  In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a Stockholder on a disposition of Fund Shares held by the Stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having received by the Stockholder with respect to such Shares.  In addition, the ability to otherwise deduct capital losses may be limited under the Code.

FOREIGN TAXES

Japanese taxes may be withheld from payments received by the Fund and may apply to the extent the Fund receives income from certain sources.  Application of such taxes will reduce amounts available for distribution to stockholders.

If more than 50% in value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any Japanese or other foreign income and similar taxes paid by it as paid by its Stockholders.  The Fund anticipates that it will qualify annually to make the election.  The Fund will notify Stockholders in writing each year if it makes the election and of the amount of Japanese or other foreign taxes, if any, that would be treated as paid by the Stockholders.  If the Fund makes the election, the source (for U.S. Federal income tax purposes) of the Fund’s income will flow through to Stockholders and Stockholders will be required to include their proportionate share of the amount of foreign income and similar taxes paid by the Fund in income even though they do not actually receive such amounts.

Generally, Stockholders itemizing their deductions will be entitled to deduct the amount of Japanese or other foreign taxes withheld from distributions paid by the Fund to the Stockholders and, if the Fund so elects, their proportionate share of the amount of Japanese or other foreign income and similar taxes paid by the Fund, if any.  Alternatively, Stockholders who satisfy certain holding period requirements may be eligible to claim a foreign tax credit for such amounts.  However, under certain provisions of the Code, Stockholders may not be able to claim a credit for the full amount of Japanese or other foreign taxes withheld from distributions or for the full amount of their proportionate share of Japanese or other foreign income and similar taxes paid by the Fund.  This is because, generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Stockholder’s U.S. Federal income tax attributable to his foreign source taxable income.  Under the Code, the Fund’s distributions are not treated as foreign source income.  However, if the Fund elects to treat any Japanese or other foreign income and similar taxes paid by it as paid by its Stockholders, the source of the Fund’s income will instead flow through to its Stockholders and such income may, at least in part, be foreign source income.  Accordingly, the Fund intends to make such an election whether or not it pays any Japanese or other foreign taxes.  In addition, Stockholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are satisfied.  The U.S. Internal Revenue Service has issued a private ruling to the Fund to the effect that making such an election will serve to pass through to Stockholders the source of the Fund’s income even if the Fund pays no foreign taxes.

Non-U.S. Stockholders may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes, that is subject to the U.S. withholding tax.

Gains, if any, from the sale of securities by the Fund generally will be treated as derived from U.S. sources and certain currency fluctuation gains, if any, from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources.  In addition, the foreign tax credit is available only to the extent of the U.S. tax that would otherwise be payable on foreign source income.  Thus, even if the source of the Fund’s income passes through to Stockholders, Stockholders may be unable to claim a credit for the full amount of the Japanese or other foreign taxes withheld from distributions or for the full amount of their proportionate share, if any, of the Japanese or other foreign taxes paid by the Fund.

The foregoing is only a general description of the foreign tax credit.  Because application of the credit depends on the particular circumstances of each Stockholder, Stockholders are advised to consult their own tax advisers.

BACKUP WITHHOLDING

The Fund may be required to withhold for U.S. Federal income taxes 28% of all taxable distributions payable to Stockholders who fail to provide the Fund with their certified U.S. taxpayer identification number (or certificate regarding foreign status) or to Stockholders otherwise subject to U.S. backup withholding.  Similarly, proceeds from the sale or other disposition of Shares of the Fund in the United States may be subject to backup withholding if the Stockholder fails to provide a certified U.S. taxpayer identification number (or certificate regarding foreign status) and make other certifications in connection with the transaction, or if the Stockholder is otherwise subject to U.S. backup withholding.  Corporate Stockholders and other Stockholders specified in the Code are exempt from such backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be refunded or credited against the Stockholder’s U.S. Federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

FOREIGN STOCKHOLDERS

U.S. taxation of a Stockholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“Foreign Stockholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such Stockholder.  Ordinarily, income from the Fund will not be treated as so “effectively connected.”

INCOME NOT EFFECTIVELY CONNECTED

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Stockholder, distributions of investment company taxable income generally will be subject to a U.S. tax of 30% (or lower treaty rate), which tax generally will be withheld from such distributions.  Foreign Stockholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund’s election to treat any foreign taxes paid by it as paid by its Stockholders, but may not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

Capital gain dividends and amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the Foreign Stockholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this rule applies only in exceptional cases because any individual present in the United States for more than 182 days during a calendar year is generally treated as a resident for U.S. Federal income tax purposes, subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax.  In the case of a Foreign Stockholder who is a non-resident alien individual, the Fund may be required to withhold U.S. Federal income tax at a rate of 28% of a capital gain dividend.  See “— Backup Withholding” above.  If a Foreign Stockholder is a non-resident alien individual, any gain he or she realizes upon the sale of his or her Fund Shares in the United States will ordinarily be exempt from U.S. tax unless (1) he or she is physically present in the United States for more than 182 days during the taxable year or is otherwise considered to be a resident alien of the United States or (2) backup withholding applies.  See “— Backup Withholding” above.

Dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” will not be subject to U.S. withholding tax.  It is uncertain, however, what portion, if any, of the Fund’s distributions will be designated as short-term capital gains exempt from withholding in the hands of nonresident and foreign stock holders, and it is not expected that the

Fund will be able to designate any payments as qualifying net interest income.   These provisions generally would apply to distributions with respect to taxable years of the Fund beginning before January 1, 2012.  Nonresident Stockholders are urged to consult their own tax advisers concerning the applicability of the withholding tax.

INCOME EFFECTIVELY CONNECTED

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Stockholder, then distributions of investment company taxable income and net capital gains, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale of Shares of the Fund, will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Such Stockholders may also be subject to the branch profits tax imposed under the Code.

The tax consequences to a Foreign Stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign Stockholders are advised to consult their own tax adviser with respect to the particular tax consequences to them of an investment in the Fund.

RECENT LEGISLATION

Recently enacted health care legislation, effective for taxable years beginning after December 31, 2012, imposes a new 3.8% Medicare tax on certain United States Stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds. This new tax will apply to dividends on and gain from the disposition of Shares.

In addition, recently enacted legislation regarding foreign account tax compliance, effective for payments made after December 31, 2012, imposes a withholding tax of 30% on dividends and gross proceeds from the disposition of Shares paid to certain foreign financial institutions, investment funds and other non-United States persons unless various information reporting and certain other requirements are satisfied.  This legislation also imposes new U.S. return disclosure obligations (and related penalties for failure to disclose) on persons required to file U.S. Federal income tax returns that hold certain specified foreign financial assets (which include financial accounts in foreign financial institutions).

Prospective investors are encouraged to consult their own tax advisors regarding the possible implications of this recently enacted legislation on their investment in Shares.

OTHER TAX CONSIDERATIONS

Distributions from the Fund and sales or other dispositions of Shares of the Fund may be subject to additional state, local and foreign taxes depending on each Stockholder’s particular situation.  Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Capital stock

The following summary of the terms of the stock of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the MGCL and the Fund’s Charter and Bylaws.

GENERAL

Set forth below is information with respect to the Fund’s outstanding securities as of June 16, 2011:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of Shares Held by the Fund for its Own Account

Common Stock	100,000,000 Shares	None	21,242,170

COMMON STOCK

The Fund’s Charter authorizes the issuance of up to 100,000,000 Shares of stock, par value $.10 per share, all of which Shares have been classified as Common Stock.  On June 16, 2011, there were 21,242,170 outstanding Shares of Common Stock, all of which are fully paid and non-assessable.  All Shares of Common Stock have equal rights as to dividends, assets and voting and have no conversion, exchange, sinking fund, redemption, preemptive or appraisal rights.  In the event of liquidation, dissolution or winding up of the Fund, each Share of Common Stock is entitled to its proportion of the Fund’s assets after the payment of debts and expenses.  Stockholders are entitled to one vote per Share and do not have cumulative voting rights.  The Fund’s Charter authorizes the Board of Directors to classify and reclassify unissued shares of stock into other classes and series of stock.  The Fund holds regular annual meetings of Stockholders in accordance with the laws of Maryland and the rules of the NYSE.

The Shares commenced trading on the NYSE on March 21, 1990.  For the quarter ended May 31, 2011, the highest trading price was $9.65 and the lowest trading price was $8.19.  During the same period, the NAV ranged from a low of $8.48 to a high of $9.92.  Total trading volume on the NYSE during the period was 9.65 million Shares.  On June 16, 2011, the closing price on the NYSE was $8.21 and the NAV was $8.90.

NO PREEMPTIVE RIGHTS

No holder of Shares has any preemptive right to acquire from the Fund any capital stock of the Fund whether now or hereafter authorized.

REPURCHASE OF SHARES AND CONVERSION TO AN OPEN-END INVESTMENT COMPANY

The Fund’s Shares have traded over time at both a discount and premium in relation to NAV.  However, shares of closed-end investment companies frequently trade at a discount from NAV.  In recognition of the possibility that the Fund’s Shares may trade at a discount in the future, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV, either by repurchasing Fund Shares in the open market when it can do so at prices below the current NAV, or by making a tender offer for Shares of the Fund.  The Board of Directors considers making such repurchases or tender offers on a quarterly basis.  The Fund has not previously repurchased Shares in the open market or made a tender offer for its Shares.  There is no assurance that the Directors will approve such repurchases and/or tender offers in the future.

There can be no assurance that repurchasing or tendering for Shares of the Fund will result in the Shares trading at a price equal to their NAV.  The market price of the Shares of the Fund varies from NAV from time to time.  When the Fund repurchases its Shares in the market at a price below their NAV, the NAV of those Shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding Shares will be affected either positively or negatively.  The market price of the Fund’s Shares is determined by, among other things, the relative demand for and supply of such Shares in the market, the Fund’s investment performance, the Fund’s dividends and yield, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives.

In addition, if Fund Shares are trading at a discount from NAV, the Board of Directors may also consider whether to submit to Stockholders a proposal that the Fund be converted to an open-end investment company.  In considering whether to propose any such conversion to an open-end investment company, the Board of Directors would consider the factors it considered relevant, which may include the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its Stockholders, and market considerations. Based on these considerations, even if the Fund’s Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its Stockholders, no action should be taken.  Any proposal to convert the Fund to an open-end investment company would require the favorable votes of the Fund’s outstanding Shares then entitled to vote and of the Directors as specified below.  Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption.  This redemption right could require the Fund’s liquidation of a portion of its investment portfolio at a time when independent investment judgment might not dictate such action and, accordingly, may increase the Fund’s portfolio turnover and make it more difficult for the Fund to achieve its investment objective.  In addition, if the Fund converted to an open-end investment company, its Shares would no longer be listed on any stock exchange, and certain of the Fund’s expenses (including transfer agency and shareholder services expenses) would be greater than those that would be incurred by a closed-end investment company. The Fund would expect to pay redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end investment company, the Board of Directors would be required to determine whether a redemption fee should be imposed on shares held for a limited time period.   The Board of Directors may, however, determine that the Fund should not take any action to convert the Fund to an open-end investment company or that, due to the characteristics of the Fund’s portfolio securities, it may be inappropriate to convert the Fund to an open-end investment company.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND THE CHARTER AND BYLAWS

The Fund’s Charter and Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving Stockholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  These provisions are expected to discourage certain coercive takeover practices. The Board of Directors believes the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals.

Reclassification And Issuance Of Stock

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, without the approval of the holders of Common Stock.  Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.  Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for the holders of Common Stock or otherwise be in their best interest.  Any issuance of preferred stock must comply with the requirements of the 1940 Act.

Classified Board Of Directors; Vote To Elect Directors

The Board of Directors is divided into three classes of Directors serving staggered terms.  Directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify and, each year, one class of Directors is elected by the Stockholders.  A classified board may render a change in control of the Fund or removal of the Fund’s incumbent management more difficult.  The Fund believes, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of the Fund’s objectives.

The Bylaws provide that a majority of the votes entitled to be cast in the election of Directors shall be required to elect a Director.

Number Of Directors; Vacancies; Removal

The Fund’s Charter provides that the Fund elects to be subject to various provisions of Subtitle 8 of Title 3 of the MGCL regarding the number of Directors constituting the Board of Directors and the filling of vacancies on the Board of Directors.  Accordingly, the number of Directors may be fixed only by the Board of Directors.  Additionally, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, if any, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Fund’s Charter provides that a Director elected by the Stockholders may be removed only by the affirmative vote of at least 75 percent of the shares of stock entitled to vote in the election to fill that directorship.  Because the Board of Directors is classified, a Director may be removed only for cause.

Action By Stockholders

Under the MGCL and the Charter, Stockholder action can be taken only at an annual or special meeting of Stockholders or by unanimous written consent in lieu of a meeting.  These provisions, combined with the requirements of the Bylaws regarding the calling of a Stockholder-requested special meeting of Stockholders discussed below, may have the effect of delaying consideration of a Stockholder proposal until the next annual meeting.

Advance Notice Provisions For Stockholder Nominations And Stockholder Proposals

The Fund’s Bylaws provide that with respect to an annual meeting of Stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by Stockholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by, or at the direction of, the Board of Directors or (3) by a Stockholder who was a Stockholder of record both at the time of giving of notice by the Stockholder and at the time of the annual meeting, and who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws.  With respect to special meetings of Stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting.  Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by, or at the direction of, the Board of Directors or (3) provided that the Board of Directors has determined that Directors will be elected at the meeting, by a Stockholder who is a Stockholder of record both at the time of giving of notice and at the time of the special meeting, and who is entitled to vote at the meeting and has complied with the advance notice provisions of the Bylaws.

Calling Of Special Meeting Of Stockholders

The Bylaws provide that the Chairman of the Board of Directors, the President or the Board of Directors may call a special meeting of Stockholders.  The Charter provides that the Fund elects to be subject to various provisions of Subtitle 8 of Title 3 of the MGCL regarding Stockholder-requested special meetings.  Accordingly, subject to the satisfaction of certain procedural and informational requirements specified in the Fund’s Bylaws, a Stockholder-requested special meeting will be called by the Fund’s Secretary only upon the written request of Stockholders entitled to cast at least a majority of all the votes entitled to be cast at such meeting.

Approval Of Extraordinary Corporate Action; Amendment Of Charter And Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a statutory share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.  However, a Maryland corporation may provide in its charter for approval of these matters by a greater or lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.  The Fund’s Charter generally provides for approval of Charter amendments by Stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.  The Fund’s Charter also provides that a Charter amendment to make the Common Stock a redeemable security and a proposal to approve a merger or consolidation or a statutory share exchange, the sale of all or substantially all of the Fund’s assets or the liquidation or dissolution of the Fund requires the approval of the Stockholders entitled to cast at least 75 percent of the votes entitled to be cast on such matter.  Such 75% voting requirement, which is greater than the minimum requirements under Maryland law or the 1940 Act, can only be changed by a similar 75% vote.  However, if such amendment or proposal is approved by at least two-thirds of the total number of Directors, such amendment or proposal may be approved by the holders of a majority of the votes entitled to be cast on such a matter.  Approval of certain other Charter amendments simply require the affirmative vote of 75 percent of all the votes entitled to be cast on the matter.

The Fund’s Bylaws provide that the Board of Directors has exclusive power to adopt, alter or repeal any provision of our Bylaws and to make new Bylaws.

The Maryland Business Combination Act

The Fund’s Charter provides that the Fund is subject to the provisions of the Business Combination Act.  Under the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder.  These business combinations include a merger, consolidation, statutory share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities.  An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, ten percent or more of the voting power of the corporation’s outstanding shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder.  However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

The Business Combination Act may discourage others from trying to acquire control of the Fund and increase the difficulty of consummating any offer.

The full text of these provisions can be found in the Fund’s Charter and Bylaws, on file with the SEC, but is also available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018).  These provisions could have the effect of depriving Stockholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  The Board of Directors believes that the provisions of the Fund’s Charter and Bylaws described above provide the advantage of greater assurance of continuity of Board of Directors and management composition and policies and has determined that the foregoing provisions are in the best interests of the Fund’s Stockholders.

Custodian, transfer agent, dividend disbursing agent and registrar

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as the Fund’s custodian.

Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02946-3078, acts as the Fund’s dividend-paying agent and as transfer and service agent and registrar for the Fund’s Common Stock and Dividend Reinvestment Plan.

Experts

The financial statements of the Fund incorporated by reference in this prospectus, insofar as they relate to the year ended February 28, 2005 or thereafter have been audited by Ernst & Young LLP, the independent registered public accounting firm of the Fund.  Prior to that time, the information was audited by a different independent registered public accounting firm for the Fund, whose reports thereon were unqualified.  The principal place of business of Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.  The audit services they provide include examination of the financial statements of the Fund, services relating to filings by the Fund with the SEC, and consultation on matters related to the preparation and filing of tax returns.

Distribution arrangements

UBS Securities LLC will act as Dealer Manager for the Offer.  Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated June 16, 2011 among the Fund, the Manager and the Dealer Manager, the Dealer Manager will financial structuring and solicitation services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege.  The Offer is not contingent upon any number of Rights being exercised.  The Fund has agreed to pay the Dealer Manager a fee for its financial structuring and solicitation services  equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offer.  The Dealer Manager fee will be borne by the Fund and indirectly by all of the Fund’s Stockholders, including those who do not exercise their Rights.

The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager selling fees equal to 2.50% of the Subscription Price for each Share issued pursuant to the Offer as a result of their selling efforts.  In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price for each Share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of Shares held by each broker-dealer through DTC on the Record Date.  Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the Dealer Manager.

In addition, the Fund will pay the Dealer Manager an amount up to $100,000 as a partial reimbursement for its expenses incurred in connection with the Offer.  The Fund and the Manager have agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the 1933 Act.  The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund or the Manager in rendering the services contemplated by such

Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.

Prior to the expiration of the Offer, the Dealer Manager may independently offer for sale Shares, including Shares acquired through purchasing and exercising the Rights, at prices it sets.  The Dealer Manager may realize profits or losses independent of any fees described in this prospectus.

In the ordinary course of their businesses, the Dealer Manager and its affiliates may engage in investment banking or financial transactions with the Fund, the Manager and their affiliates.

The Fund will bear the expenses of the Offer, which will be paid from the proceeds of the Offer.  These expenses include, but are not limited to, the expense of preparation and printing of the prospectus for the Offer, the expense of counsel and auditors in connection with the Offer and the out-of-pocket expenses incurred by the officers of the Fund and others in connection with the Offer.

The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171.

Legal matters

The validity of the Shares offered hereby will be passed on for the Fund by Sidley Austin llp, New York, New York, and certain legal matters relating to the Offer will be passed on for the Dealer Manager by Dechert LLP, Washington, D.C. Sidley Austin llp and Dechert LLP will rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.  Matters of Japanese law will be passed upon for the Fund and the Dealer Manager by Mori Hamada & Matsumoto, Tokyo, Japan.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus in connection with the Offer made by this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Manager, the Investment Adviser, or the Dealer Manager.  This prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the shares of Common Stock offered by this prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares of Common Stock by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation.  Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof.  However, if any material change occurs while this prospectus is required by law to be delivered, the prospectus will be amended or supplemented accordingly.

Table of contents of the statement of additional information

Investment restrictions	1
Management of the Fund	2
Code of ethics	10
Beneficial ownership	10
Investment advisory and other services	10
Portfolio manager	13
Custodian, transfer agent, dividend disbursing agent and registrar	14
Portfolio transactions and brokerage	14
Portfolio turnover	16
Financial statements	16
Proxy voting policy	17

[LOGO]

Japan Smaller Capitalization Fund, Inc.

Managed by

Nomura Asset Management U.S.A. Inc.

JAPAN SMALLER CAPITALIZATION FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated June 16, 2011 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund's Information Agent, Georgeson Inc. Banks and brokers should call (212) 440-9800 and all other stockholders should call (888) 607-6511. This SAI incorporates by reference the entire Prospectus. Any capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Prospectus.

TABLE OF CONTENTS

Investment restrictions	1
Management of the Fund	2
Code of ethics	10
Beneficial ownership	10
Investment advisory and other services	10
Portfolio manager	13
Custodian, transfer agent, dividend disbursing agent and registrar	14
Portfolio transactions and brokerage	14
Portfolio turnover	16
Financial statements	16
Proxy voting policy	17

The date of this Statement of Additional Information is June 16, 2011.

Investment restrictions

The Fund has elected to be classified as a non-diversified, closed-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act) means the affirmative vote of the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares).  The Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.
Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter’s or dealer’s commission or profit, other than customary broker’s commission, is involved and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

3.
Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and the Fund may deal in forward foreign exchange and the Fund may purchase and sell financial and currency options, futures contracts and related options.

4.	Issue senior securities or borrow amounts in excess of 10% of its total assets taken at value.

5.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities.

6.
Make loans to other persons, except that the Fund may purchase debt securities and enter into repurchase agreements in accordance with its investment objective and policies, and except further that the Fund may lend its portfolio securities in accordance with applicable law.

7.
Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with futures contracts and options transactions is not considered the purchase of a security on margin).

8.	Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except to the extent described herein.

9.	Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry.

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An additional investment restriction adopted by the Fund, which may be changed by the Board of Directors, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with futures and options transactions.

If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

Management of the Fund

DIRECTORS AND OFFICERS

Under the Fund’s Bylaws and the MGCL, the business and affairs of the Fund shall be managed under the direction of its Board of Directors.  Investment decisions for the Fund are made by the Manager (or by the Investment Adviser as its delegate), subject to any direction it may receive from the Board of Directors, which periodically reviews the Fund’s investment performance.

The Fund’s Charter and Bylaws provide that the Directors are divided into three classes, as nearly equal in number as possible.  Each Director serves for three years and until his or her successor is duly elected and qualifies.  Each year, the term of one class expires.  The officers of the Fund serve at the pleasure of the Board of Directors.

Maryland law permits the Fund to include in its Charter a provision limiting the liability of the Fund’s Directors and officers to the Fund and the Stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action.  The Fund’s Charter contains a provision which eliminates Directors’ and officers’ liability to the fullest extent permitted by Maryland law.

The Fund’s Charter provides that the Fund shall indemnify each Director and officer to the full extent permitted by the Maryland law and subject to the requirements of the 1940 Act.  The Fund’s Bylaws obligate the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and, without requiring a preliminary determination, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former Director or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a Director or officer of the Fund and at the request of the Fund, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

Neither the Charter nor the Bylaws of the Fund protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The names of the Directors and officers of the Fund, their addresses, ages and principal occupations during the past five years are provided in the tables below.  A director who is deemed an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund is included in the table

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titled “Interested Director.” Directors who are not interested persons, as described above, of the Fund are included in the table titled “Independent Directors.”

INTERESTED DIRECTOR

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by the Director***	Other Public Directorships Held by the Director During Past Five Years

Shigeru Shinohara (49)* c/o Nomura Asset Management U.S.A. Inc. Two World Financial Center, Building B New York, New York 10281	Class II Director and President	Director and President since June 2007
President of the Manager, and Nomura Global Alpha LLC since 2007 and 2008, respectively; Executive Vice President of Nomura Corporate Research and Asset Management Inc. from 2006 to 2007; previously Chief Fund Analyst at Nomura Funds Research and Technologies Co., Ltd.
				Two registered investment companies consisting of two portfolios	None

*
Mr. Shinohara is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with the manager Mr. Shinohara is a director of Korea Equity Fund, Inc. for which the Manager, acts as manager and for which the Investment Adviser acts as investment adviser.

**
Mr. Shinohara serves as a Class II Director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2011 and when his successor is elected and qualifies or until his earlier resignation or removal.

***	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

INDEPENDENT DIRECTORS

Set forth below is biographical and other information concerning each of the Fund’s Directors who are not “interested persons” of the Fund.

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Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex Overseen by the Director***	Other Public Directorships Held by the Director During the Past Five Years

Rodney A. Buck (63) 1857 West County Road Calais, VT 05648	Class III Director and Chairman of the Board	Director since 2006
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005.
				2 registered investment companies consisting of 2 portfolios	None

David B. Chemidlin (54) 67 Glen Eagle Drive Watchung, NJ 07069	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None

E. Han Kim (64) 2980 Hickory Lane Ann Arbor, Michigan 48104	Class I Director	Director since 2010	Professor, University of Michigan since 1980; Director of Korea Telecom since 2009; Advisor to CEO of Taubman Company since 2009; and Advisor to CEO of POSCO from 2008 to 2009.	2 registered investment company consisting of 2 portfolios	Korea Telecom

Chor Weng Tan (74) 6245 Paseo Privado Carlsbad, California 92009	Class II Director	Director since 1990
Mr. Tan is currently retired, but his professional career spans more than 30 years in engineering management and education, including service for 12 years as Dean of the School of Engineering at The Cooper Union.
				2 registered investment companies consisting of 2 portfolios	None

***	In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.

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OFFICERS WHO ARE NOT DIRECTORS

Officers of the Fund.  Officers of the Fund are generally elected annually by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund who are not Directors is set out below:

Name, Address* and Age of Officers	Position(s) Held With the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years

Kenneth L. Munt (64)	Vice President	Vice President since 2001	Managing Director and Secretary of the Manager since 1999.

Hiroyuki Nakano (41)	Vice President	Vice President since 2008
Managing Director and Chief Administrative Officer of the Manager. since 2008; Senior Marketing Executive of NAM from 2005 to 2008; Senior Marketing Executive of Nomura Securities Co., Ltd. from 2003 to 2005.

Rita Chopra-Brathwaite (42)	Treasurer	Treasurer since 2002	Executive Director of the Manager since 2010; Senior Vice President of the Manager from 2007 to 2010; Vice President of the Manager from 2001 to 2007.

Neil Daniele (50)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of the Manager since 2005 and Managing Director of the Manager since 2007; Senior Vice President of the Manager from 2002 to 2007; Chief Compliance Officer of Nomura Global Alpha LLC since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009.

*	The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**	Elected annually by and serves at the pleasure of the Board of Directors.

OWNERSHIP OF SECURITIES

As of the Record Date, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding Shares.  The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers.

As of  December 31,, 2010, the dollar range of equity securities owned beneficially by each Director in the Fund and in all registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Rodney A. Buck	$10,000 – $50,000	$50,001 – $100,000
David B. Chemidlin	None	None
E. Han Kim	None	None
Shigeru Shinohara	None	None
Chor Weng Tan	$10,000 – $50,000	$50,001 – $100,000

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As of June 14, 2011, the Directors and officers of the Fund as a group (eleven persons) owned an aggregate of less than 1% of the outstanding shares of the Fund.  At such date, all of the officers of the Fund as a group (five persons) owned an aggregate of less than 1% of the outstanding shares of Nomura Holdings, Inc., the parent company of each of the Manager and the Investment Adviser.

INFORMATION ABOUT THE DIRECTORS’ EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS

The Board of Directors believes that each of the Directors has the experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors to lead to the conclusion that the nominee and each Director should serve in such capacity in light of the Fund’s business and structure.  Each Director has substantial business and professional background and/or board experience that indicate his ability to critically review, evaluate, inquire, discuss and respond appropriately to information provided to him.  A Director’s ability to perform his duties effectively may have been attained through the Director’s business, professional, consulting, public service and/or academic positions; experience from service as a board member of the Fund and another fund in the Fund Complex; educational background or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of the nominee and each Director that support the conclusion that each person should serve as a Director.

When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Fund’s business and structure, the Nominating Committee and the Board of Directors emphasizes the information discussed in each of the Directors’ individual biographies set forth above.  With regard to Mr. Chemidlin, the Board of Directors considered his significant experience, expertise and background with regard to finance and accounting matters having served as corporate controller of a major media organization for over ten years.  With regard to Mr. Kim, the Board of Directors considered his substantial academic and professional background, including his leadership positions at the graduate business school at the University of Michigan, his strong background and experience in Asia and his experience in corporate governance matters as a director and consultant for major corporations.  With regard to Mr. Tan, the Board of Directors considered the broad perspective brought by Mr. Tan’s leadership experience, communication skills, long familiarity with Asia and more than 30 years in engineering management and educational leadership positions.  With regard to Mr. Buck, the Board of Directors considered his strong background in the investment management industry, believing in particular that Mr. Buck’s experience as the chief executive officer of an investment advisory firm and chief investment officer of a life insurance holding company is valuable to the Fund.  The Board of Directors also considered the investment management, financial skills and Asian expertise of Mr. Shinohara, including his service as president of the Manager.

References to the experience, qualifications, attributes and skills of the nominee and each Director are provided pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out of the nominee, the Board of Directors or any Director as having any special expertise or experience, and do not impose any greater duty or liability on any such nominee, Director or on the Board.

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LEADERSHIP STRUCTURE AND OVERSIGHT RESPONSIBILITIES OF THE BOARD OF DIRECTORS

 The Board of Directors is responsible for the oversight of the Fund’s operations.  The Board consists of five directors, four of whom are not “interested persons” of the Fund within the meaning of the 1940 Act (the “Independent Directors”).  The Board has established a Nominating Committee, a Governance and Compliance Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund.  Each of the Board committees is chaired by an Independent Director.  The directors have designated Mr. Buck, an Independent Director, to serve as the Chairman of the Board (the “Chairman”).  Mr. Buck has been active in investment management for over 30 years and, as indicated above, previously served as the chief executive officer of an investment advisory subsidiary of a life insurance complex and chief investment officer of the insurance holding company.

The Chairman presides at each Board meeting, establishes the agenda for Board meetings, coordinates with management between Board meetings and acts as the primary liaison between the Independent Directors and Fund management.  The Independent Directors believe that the utilization of an Independent Chairman provides an efficient structure for them to coordinate with Fund management in carrying out their responsibilities.  The Independent Directors also regularly meet among themselves and the Chairman plays an important role in communicating with Fund management and in identifying matters of special interest to be addressed by Fund management with the Board.  The Chairman may also perform such other functions as may be requested by the Directors from time to time.  Designation as Chairman does not impose on such Director any duties or standards greater than or different from other Directors.

The Board of Directors’ risk management role within the Fund is one of informed oversight.  The Board has emphasized to Fund management the importance of maintaining vigorous risk management policies and procedures.  Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.  The Governance and Compliance Committee monitors corporate governance matters and makes recommendations to the Board.

The Fund’s operations entail a variety of risks including investment risk, counterparty risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risks.  Through processes and procedures implemented by the Fund, Fund management identifies key risks that may affect the Fund and brings these risks to the attention of the Board of Directors at Board meetings.  The Board’s oversight function is facilitated by management reporting processes that are designed to provide transparency to the Board about the identification, assessment and management of critical risks and the controls and policies and procedures used to mitigate those risks.  The Fund’s Chief Compliance Officer as well as various personnel of the adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Board and appropriate committees with respect to various aspects of risk management, including results of the implementation and testing of the Fund’s and such providers’ compliance programs.  For example, the Audit Committee discusses the Fund’s risk management and internal controls with respect to accounting and financial matters with the independent registered public accounting firm engaged by the Fund.  The Board reviews valuation policies and procedures.  As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not of active involvement in the day-to-day risk management activities of the Fund.  The Board reviews its role in overseeing the Fund’s risk management from time to time and may in its discretion make changes at any time.

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ADDITIONAL INFORMATION CONCERNING DIRECTORS

Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee, a standing Governance and Compliance Committee and a standing Nominating Committee, each of which consists of all of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards.  The principal responsibilities of the Audit Committee, the Governance and Compliance Committee and the Nominating Committee are described below.  The Fund has no standing Compensation Committee.  The Independent Directors have retained independent legal counsel to assist them in connection with their duties.

During the fiscal year ended February 28, 2011, the Board of Directors held nine meetings, the Audit Committee held three meetings, the Nominating Committee held two meetings and the Governance and Compliance Committee held three meetings.  Each Director currently in office attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

AUDIT COMMITTEE

Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Directors in October 2010, the Audit Committee’s principal responsibilities are to:  (i) oversee the Fund’s independent accountants and the annual audits of the Fund’s financial statements; (ii) approve all audit engagements, fees and terms for the Fund; (iii) meet with the independent accountants at least annually (in a confidential meeting to the extent determined by the Audit Committee Chair) to review the conduct and results of each audit and discuss the audited and unaudited financial statements, including those matters required to be discussed by the Statement of Accounting Standards 61, as amended, and any other communications required to be discussed with the Audit Committee pursuant to applicable laws and regulations; (iv) evaluate the independence and objectivity of the independent accountants, including obtaining a formal written statement delineating all relationships between the independent accountants and the Fund and any service providers consistent with the rules of the Public Company Accounting Oversight Board; and (v) oversee and receive reports on the Fund’s financial reporting process and resolve any disagreements between Fund management and the independent accountants regarding financial reporting.  The Chair of the Audit Committee is David Chemidlin.

NOMINATING COMMITTEE; CONSIDERATION OF POTENTIAL DIRECTOR NOMINEES

The principal purpose of the Nominating Committee is to identify, evaluate, select and appoint or nominate the independent (i.e., non-interested) Directors of the Fund to fill vacancies among the independent directors.  The Committee is also responsible for nominating those independent directors to be included as nominees for the Board of Directors in the proxy materials for the Fund.  It evaluates independent director candidates’ qualifications for Board membership and their independence from the Fund’s manager and its affiliates and other principal service providers.  The Committee periodically reviews director compensation and will recommend any appropriate changes to the Board as a group.

In seeking to identify candidates that it believes are highly qualified to serve as Independent Directors of the Fund, the Nominating Committee may consider potential director candidates recommended by Fund Stockholders, taking into account the criteria for independent directors adopted by the Nominating Committee and any applicable regulatory requirements; are not "interested persons" of the Fund or the Fund’s Manager within the meaning of the 1940 Act; and are “independent” as defined in the NYSE listing standards. In evaluating a candidate recommended to the Committee by Fund Stockholders, the

8

Committee will take into account the objectives of the Stockholder in submitting the candidate’s name for consideration and whether or not such objectives are consistent with the interests of all Stockholders.  The Committee has determined that potential director candidates recommended by Fund Stockholders must satisfy the SEC’s nominee information requirements found in Regulation 14A of the 1940 Act.

Stockholders recommending potential director candidates to the Nominating Committee must substantiate compliance with these requirements at the time of submitting their proposed director candidate to the attention of the Nominating Committee’s Chair.  Notice to the Nominating Committee’s Chair should be provided in accordance with the deadline specified in the Fund’s Bylaws and include the information required by the Fund’s Bylaws.

The Nominating Committee may modify its policies and procedures for director nominees and recommendations from time to time in response to changes in the Fund’s needs and circumstances, and as applicable legal or listing standards change.

The Board of Directors has adopted a charter for the Nominating Committee which is available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018).  The Chair of the Nominating Committee is Chor Tan.

GOVERNANCE AND COMPLIANCE COMMITTEE

The principal purpose of the Governance and Compliance Committee is to monitor the procedures of the Board and its Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.  This Committee also reviews and may make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund.  The Committee also oversees the Fund’s compliance policies and procedures and those of its service providers adopted pursuant to Rule 38a-1 of the 1940 Act, including recommending to the Board of Directors the designation of the person to serve as the Fund’s Chief Compliance Officer.  The Committee oversees the annual self-evaluation of the Independent Directors of the Fund and will address matters that the Committee considers relevant to the Independent Directors’ performance.  The Chair of the Governance and Compliance Committee will also serve as the Chairman of the Board.  The Chair of the Governance and Compliance Committee is Rodney Buck.

COMPENSATION OF OFFICERS

The Fund does not pay its officers for the services they provide to the Fund, except for those expenses incurred in connection with Board of Directors or Stockholders meetings which are reimbursed by the Fund under the Fund’s reimbursement policy.  Instead, the officers who are also officers or employees of the Manager are compensated by the Manager.

COMPENSATION OF DIRECTORS

The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates.  The Fund pays to each Director not affiliated with the Manager or any of its affiliates an annual fee of $12,000 plus $1,500 per Board of Directors or committee meeting attended in person and $1,000 per Board or committee meeting held by teleconference. If a committee meeting is held on the same day as a Board meeting, no additional compensation for attendance at the committee meeting will be paid.  The Chair of the Audit Committee will be paid an annual fee of $1,000 and the Chairman will be paid an annual fee of $5,000.  The Fund pays each Independent Director such Director’s actual out-of-

9

pocket expenses relating to attendance at meetings.  Such fees and expenses aggregated $127,018 for the fiscal year ended February 28, 2011.

The following table sets forth for the periods indicated compensation (not including expense reimbursements) paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all U.S. registered investment companies managed by the Manager or advised by the Adviser:

Name of Director	Aggregate Compensation From Fund for its Fiscal Year Ended February 28, 2011	Pension or Retirement Benefits Accrued As Part of Fund Expenses for its Fiscal Year Ended February 28, 2011	Aggregate Compensation From Fund Complex Paid to Directors During the Calendar Year Ended December 31, 2010*

Rodney A. Buck	$24,000	None	$64,500
David B. Chemidlin	$24,000	None	$65,000
Shigeru Shinohara	0	None	0
E. Han Kim **	$ 1,000	None	$ 5,500
Chor Weng Tan	$24,000	None	$63,000
William S. Barker ***	$21,500	None	$27,500

*
In addition to the Fund, the “Fund Complex” includes Korea Equity Fund, Inc.  Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 2010.

**	Mr. Kim was elected a Director of the Fund on November 18, 2010.
***	Mr. Barker's term expited on November 18, 2010.

Code of ethics

The Fund and the Manager have adopted a joint code of ethics in accordance with Rule 17j-1 under the 1940 Act.  The Investment Adviser has adopted a separate code of ethics in accordance with Rule 17j-1 under the 1940 Act.  Subject to certain conditions and restrictions, these codes of ethics permit personnel who are subject to them to invest in securities, including securities that may be purchased or held by the Fund.

Each of these codes of ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  These codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.  Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.  The Fund’s code of ethics is available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018).

Beneficial ownership

To the knowledge of the management of the Fund, there are no persons that are beneficial owners of more than 5% of the Fund’s outstanding shares.

Investment advisory and other services

THE MANAGER

The Manager acts as the management company for the Fund.  The Manager, a New York corporation with its office located at Two World Financial Center, Building B, New York, New York 10281, is a

10

subsidiary of the Investment Adviser.  The Manager also provides global investment advisory services, primarily with respect to international equity securities, for North American institutional clients, including pooled investment vehicles. The Manager acts as the investment adviser or manager to 10 other investment companies which are registered as investment companies under the 1940 Act.

Under its management agreement with the Fund (the “Management Agreement”), the Manager agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund.  In addition to the management of the Fund’s portfolio in accordance with the Fund’s investment objective and policies and the responsibility for making decisions to buy, sell or hold particular securities, the Manager is obligated to perform, or arrange for the performance of the administrative and management services necessary for the operation of the Fund.  The Manager is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

THE INVESTMENT ADVISER

In accordance with the terms of the Management Agreement, the Manager has retained the Investment Adviser to act as the investment adviser for the Fund.  Pursuant to the investment advisory agreement between the Manager and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser has agreed to (i) furnish the Fund with economic research, securities analysis and investment recommendations, (ii) review and render investment advice with respect to the Fund, (iii) make decisions to buy, sell or hold particular securities, (iv) execute portfolio transactions and (v) pursuant to investment discretion delegated to the Investment Adviser by the Manager, exercise investment discretion, including stock selection and order placement responsibility, with respect to the Fund’s portfolio.  The Manager has a significant compliance role with respect to, and is responsible for reviewing all transactions effected by, the Investment Adviser.  The Investment Adviser, a Japanese corporation with its principal office located at 1-12-1, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan, provides investment advisory services for Japanese and international clients.  The Investment Adviser, together with its advisory subsidiaries, had approximately $324.9 billion in assets under management as of March 31, 2011.  The Investment Adviser is owned 100% by Nomura Holdings, Inc.  Nomura Securities Co., Ltd., also owned by Nomura Holdings, Inc. is the largest securities company in Japan.

COMPENSATION AND EXPENSES

As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund) not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not in excess of $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not in excess of $175 million and 0.80% of the Fund’s average weekly net assets in excess of $175 million but not in excess of $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not in excess of $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million but not in excess of $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million.  This fee is higher than that paid by most management investment companies, but is comparable to fees paid by many U.S. investment companies that invest primarily in a single foreign country.

For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund’s average weekly net assets not in excess of $50 million, 0.45% of the Fund’s average weekly net assets in excess of $50 million but not in excess of $100 million, 0.40% of the Fund’s average weekly net assets in excess of $100 million but not in excess of $175 million and 0.35% of the Fund’s average weekly net assets in excess of $175 million

11

but not in excess of $250 million, 0.30% of the Fund’s average weekly net assets in excess of $250 million but not in excess of $325 million, 0.25% of the Fund’s average weekly net assets in excess of $325 million but not in excess of $425 million and 0.20% of the Fund’s average weekly net assets in excess of $425 million.

For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month.  The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

For the fiscal years ended February 28, 2011, February 28, 2010 and February 28, 2009, the Fund paid or accrued on behalf of the Manager aggregate management fees of $1,823,712, $1,679,671 and $1,712,734, respectively.  The Manager informed the Fund that during the same fiscal years, the Manager paid aggregate advisory fees of $811,611, $784,255 and $789,096, respectively, to the Investment Adviser.

The Board of Directors of the Fund most recently approved the continuance of the Management and Investment Advisory Agreements on August 24, 2010.  A discussion regarding the basis for such approval is contained in the Fund’s semi-annual report for the period ending August 31, 2010.

The Manager and the Investment Adviser will benefit from the Offer because their fees are based on the average of the net assets of the Fund at the end of each month included in the applicable performance period.  It is not possible to state precisely the amount of additional compensation the Manager and the Investment Adviser will receive as a result of the Offer because it is not known how many shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value.  However, based on the estimated proceeds from the Offer, assuming all the Rights are exercised in full at the estimated Subscription Price of $7.45 per share, and after payment of the Dealer Manager fees and estimate of expenses, the Manager would receive additional annual fees of approximately $399,133 as a result of the increase in assets under management over the Fund’s current assets under management.

The Management Agreement obligates the Manager to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or any of its affiliates.  The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal, tax and auditing services; listing fees; costs of printing proxies, stock certificates, stockholder reports and prospectuses; charges of the custodian, sub-custodians and transfer agent; SEC fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the weekly calculation of NAV); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund.

DURATION AND TERMINATION

Unless earlier terminated as described below, the Management Agreement and the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the 1940 Act) of any such party.  Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the Stockholders of the Fund.

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ENFORCEABILITY

The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Japan of judgments against the Investment Adviser predicated upon the civil liability provisions of the Federal securities laws of the United States.  The Investment Adviser is advised by U.S. counsel with respect to the Federal securities laws of the United States.

RELATIONSHIP OF A DIRECTOR TO THE MANAGER

Mr. Shigeru Shinohara, a Director and President of the Fund, also serves as the President and Director of the Manager.

Portfolio manager

Mr. Shinichi Tanaka, the senior portfolio manager of the Fund, is primarily responsible for the day-to-day management of the portfolio of the Fund.   In addition to the Fund, he manages 10 accounts investing in small capitalization securities which total approximately 57.1 billion yen as of February 28, 2011 ($696.5 million at such date

Other Accounts Managed by the Portfolio Manager.  As of February 28, 2011, Mr. Tanaka, the Fund’s portfolio manager (the “Portfolio Manager”), was primarily responsible for the day-to-day portfolio management for the Fund, for 1 other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of 12.5 billion yen) and for 9 other accounts (with total assets of 44.5 billion yen).  None of the investment advisory fees with respect to these accounts is based on the performance of the account.

Securities Ownership of Portfolio Manager.  As of February 28, 2011, Mr. Tanaka did not own beneficially any securities issued by the Fund.

Portfolio Manager Compensation Structure.  The Portfolio Manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus.  The methodology used to determine the Portfolio Manager’s compensation is applied across all accounts managed by the Portfolio Manager.

Base Salary Compensation.  Generally, the Portfolio Manager receives fixed salary compensation based on his duties and performance.  The amount of base salary is reviewed annually after completion of the formal performance appraisal process.  In order to appraise the Portfolio Manager’s performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills.

Discretionary Compensation. In addition to base compensation, the Portfolio Manager may receive discretionary compensation in the form of a cash bonus. The bonus is based on both quantitative and qualitative scores. The quantitative score is based on the performance of the portfolio manager’s accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80% of the performance appraisal measurement. As indicated above, the Portfolio Manager is responsible for multiple accounts. The quantitative scoring generally takes into consideration the performance of each of these accounts, as well as a peer group comparison. The performance is computed on a pre-tax basis over the average of the most recent one-year, three-year and five-year periods, compared against the benchmarks established for such accounts during the same periods. In evaluating the performance of the Fund, the Investment Adviser will utilize the performance of the RN Small Cap Index as the benchmark. The performance is determined not only by the performance of the portfolios managed by the Portfolio Manager, but also by analyzing the

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quality of the Portfolio Manager’s contribution to the Investment Adviser, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can represent up to 100% or more of base salary, the Investment Adviser has indicated that cash bonuses typically represent approximately 20 to 40% of the Portfolio Manager’s aggregate cash compensation. As a Portfolio Manager who is a member of the Investment Adviser’s Investment Strategy Committee, consideration is also given to his contributions to investment decisions made by the Committee.

For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura Group-wide mandatory deferral program. Under the program, an employee with a discretionary bonus of over $100,000 may have up to 60% of the entire amount of his or her discretionary bonus deferred. The deferral awards are delivered through notional stock units that track the performance of the common stock of Nomura Holdings, Inc. This program is designed to maximize alignment with Nomura's stakeholders while mitigating risk and maximizing the overall bonus pool delivery to its participants.

Potential Material Conflicts of Interest.  Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account.  These conflicts include the following:  (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts and (iii) circumstances where the Investment Adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

Custodian, transfer agent, dividend disbursing agent and registrar

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109-3661, acts as the Fund’s custodian.

Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02946-3078, acts as the Fund’s dividend-paying agent and as transfer and service agent and registrar for the Fund’s Common Stock and Dividend Reinvestment Plan.

Portfolio transactions and brokerage

Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions.  In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and the facilities of the firm involved and the firm’s risk in positioning a block of securities.  While the Investment Adviser generally seeks reasonably competitive dealer spreads or commission rates, the Fund does not necessarily pay the lowest spread or commission available.

The Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities.  The Fund expects that, consistent with its policy of obtaining best net results and subject to the requirements of the 1940 Act, a portion of its portfolio transactions conducted on an agency basis may be conducted through Nomura Securities Co., Ltd. (“Nomura Securities”) or other affiliated broker dealers.  In addition, subject to obtaining best net results, securities companies which provide supplemental investment research to the Manager and Investment Adviser, may receive orders for transactions by the Fund.  Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not

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necessarily be reduced as a result of the receipt of such supplemental information.  It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

TRANSACTIONS WITH AFFILIATES

Because of the affiliation of Nomura Securities with the Fund, the Fund is prohibited from engaging in certain transactions involving Nomura Securities or its affiliates absent an exemptive order under the 1940 Act.  Without such an order, the Fund is prohibited from engaging in portfolio transactions with Nomura Securities or its affiliates acting as principal.  In addition, the Fund is subject to limitations in purchasing securities in offerings in which Nomura Securities or any of its affiliates participates as an underwriter and may only affect such transactions in accordance with Rule 10f-3 adopted under the 1940 Act.  Since underwritten offerings of publicly-traded Japanese common stocks are currently made at discounts from current market prices, the Fund’s inability to purchase in such offerings would prevent the Fund from taking advantage of such discounted prices.

Nomura Securities or any of its affiliates may serve as the Fund’s broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis.  Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, the Fund will endeavor to achieve the best net results in effecting such transactions.

For the fiscal years ended February 28, 2011 and 2010, the Fund paid total brokerage commissions of $219,876 and $228,953, respectively, and the Fund paid no brokerage commissions to Nomura Securities or its affiliates.  For the year ending February 29, 2009, the Fund paid total brokerage commissions of $254,116, of which $4,983, or 2.0%, was paid to Nomura Securities or its affiliates for effecting 2.3% of the aggregate amount of transactions on which the Fund paid brokerage commissions.

EXCHANGES ON WHICH THE FUND PURCHASES SECURITIES

Under normal market conditions, at least 80% of the Fund’s total assets are invested in equity securities of Smaller Capitalization Companies traded on the Tokyo, Osaka, Nagoya and JASDAQ Stock Exchanges and Mothers, Hercules and Centrex markets and included or traded on other indices or markets, as applicable, determined by the Manager to be appropriate indices or markets for Smaller Capitalization Companies.  The following briefly summarizes each of the markets that lists the securities of Smaller Capitalization Companies:

•
Tokyo Stock Exchange.  Tokyo Stock Exchange, established in 1878, is the largest stock exchange in Japan.  As of May 31, 2011, there are approximately 2,100 companies listed on the first section and second section of the Tokyo Stock Exchange with an aggregate market capitalization of 294 trillion yen ($3,587 billion, based on a currency exchange rate published in Nihon Keizai Shimbun).  Approximately 16% of the companies listed on the Tokyo Stock Exchange are Smaller Capitalization Companies covered by the RN Small Cap Index.

•
Osaka Stock Exchange.  Osaka Stock Exchange is the second largest stock exchange in Japan.  As of May 31, 2011, there are approximately 740 companies listed on the first section and second section of the Osaka Stock Exchange, with an aggregate market capitalization of 173 trillion yen ($2,117 billion).

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•
Nagoya Stock Exchange.  Nagoya Stock Exchange is one of the three largest stock exchanges in Japan.  As of May 31, 2011, there are approximately 310 companies listed on the first section and second section of the Nagoya Stock Exchange, with an aggregate market capitalization of 110 trillion yen ($1,344 billion).

•
JASDAQ Stock Exchange.  JASDAQ Stock Exchange was created in December 2004 and is the successor of Jasdaq Market Inc. JASDAQ Stock Exchange is the largest over-the-counter market in Japan and does not require that companies be profitable for any predetermined length of time prior to listing on the exchange.

•
Mothers.  Mothers (market of the high-growth and emerging stocks) is a market established by the Tokyo Stock Exchange that provides venture companies access to capital markets at an early state of their development and provides investors with more diversified investment products.  Japanese and non-Japanese companies may seek a listing on Mothers.

•	Hercules. Hercules is the successor market to the NASDAQ Japan Market, and the New Market Section of the Osaka Stock Exchange.

•
Centrex.  Centrex is the growth company market section of the Nagoya Stock Exchange (the “NSE”).  The goal of Centrex is to provide venture companies that wish to eventually list their shares on the larger sections of the NSE with a marketplace to raise funds in a flexible manner.  Because Centrex does not have restrictive listing requirements based on company size or history, companies are able to list their shares on Centrex at their earliest stage of growth.

Portfolio turnover

The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions.  As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions.  Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates.  The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.  High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.  In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.

The rate of portfolio turnover in the fiscal years ended February 28, 2011, February 28, 2010 and February 28, 2009, were 57%, 66% and 76%, respectively.

Financial statements

The Fund’s financial statements for the fiscal year ended February 28, 2011, together with the report of Ernst & Young LLP thereon, are incorporated in this Statement of Additional Information by reference to the Fund’s 2011 Annual Report.  A copy of the Fund’s 2011 Annual Report and Semi-Annual Report is available at the SEC’s website at www.sec.gov.  Copies may also be obtained free of charge upon written or oral request

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from the Fund’s Information Agent, Georgeson Inc., at (888) 607-6511 or for banks and brokers, at (212) 446-9800.

Proxy voting policy

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES OF THE FUND

The Fund’s proxy voting policies and procedures seek to assure that proxies received by the Fund are voted in the best interests of the Fund and its Stockholders.  Because the investment philosophy of the Manager is generally consistent with the investment objective of the Fund and the economic interests of its Stockholders, investment decisions for the Fund should generally be consistent with its Manager’s philosophy.  In proxy voting decisions, as in other investment decisions, the Manager exercises proxy voting decisions solely in the best interest of the Fund’s Stockholders.

Accordingly, the Fund’s proxy voting policies and procedures delegate all responsibility for proxy voting to the Manager, provided that the Board of Directors has the opportunity to periodically review and approve the Manager’s proxy voting policies and any material amendments.  In addressing potential conflicts of interest, the Fund’s procedures provide that the Manager follow an alternative voting procedure instead of voting in its sole discretion.  The proxies may be voted in accordance with the recommendations made by third party proxy voting service vendors only when the business generates more than 1% of the total revenue of the Manager and its investment advisory affiliates, and when the proposal to be voted on may provide an undue enrichment to a director, officer, or another affiliate of such business.  However, the Fund allows the Manager to resolve conflicts of interest in any reasonable manner consistent with the alternative voting procedures described in its proxy voting policy.

The Fund shall annually file Form N-PX disclosing its proxy voting record for the most recent twelve-month period.  A description of the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge on the SEC’s website at www.sec.gov.  The Fund’s proxy voting policies and procedures are available upon request to the Fund at Two World Financial Center, Building B, New York, New York 10281 (or by calling (800) 833-0018).

SUMMARY OF THE MANAGER’S PROXY VOTING POLICIES AND PROCEDURES

The Manager’s proxy voting policies and procedures reflect the substantial differences between proxy voting at stockholders’ meetings held in the United States and proxy voting in Japan.  The Manager seeks to vote proxies in the best interests of the Fund and its Stockholders in accordance with the Manager’s fiduciary duties and Rule 206(4)-6 of the Investment Advisers Act of 1940.

The Manager will vote the shares of stock owned by the Fund in the best interests of the Fund and its Stockholders.  The Manager is responsible for identifying the cases when it may be faced with a potential conflict of interest in voting shares of the Fund’s investments in the best interest of the Fund and its Stockholders.  If a potential conflict of interest exists, the Manager can only exercise its voting authority after careful investigation and research of the issues involved.  The Manager can consult with third party proxy voting service vendors and could, in exceptional cases, make the determination that not voting the securities is in the best interest of the Fund.  In attempting to eliminate a potential material conflict of interest, the Manager may vote in accordance with its policies and procedures if a routine matter is involved; vote as recommended by an independent third party which has no knowledge of the nature of the material conflict of interest or does not itself have a material conflict of interest; or notify the Board of Directors of the material conflict of interest and seek a waiver of the conflict.

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In accordance with its policies and procedures, the Manager will generally support existing management on votes on the financial statements of the issuer and the election of the board of directors; vote for the acceptance of the accounts unless there are grounds to suspect that the accounts as presented or audit procedures used do not present an accurate picture of company results, and support routine issues such as the appointment of independent auditors, allocation of income and the declaration of dividends.  Where matters are of an extraordinary nature, or an extraordinary or special meeting is called, further investigation and consultation may be necessary to analyze all relevant information to reach a decision as to how to vote and such matters will be voted on a case by case basis.

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